UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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QUANTUMSCAPE CORPORATION

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QuantumScape®

2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

QS

JUNE 4, 2025

9:00 A.M. PACIFIC TIME

WWW.VIRTUALSHAREHOLDERMEETING.COM/QS2025

April 24, 2025

Dear QuantumScape Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of QuantumScape Corporation, to be held on Wednesday, June 4, 2025, at 9:00 a.m., Pacific Time. The annual meeting will be conducted virtually via live audio webcast, which you will be able to attend by visiting www.virtualshareholdermeeting.com/QS2025. On the pages that follow, the formal meeting notice and proxy statement contain details of the matters of business to be conducted at the annual meeting.

QuantumScape is on a mission to transform energy storage to enable a sustainable energy future. To help accelerate this transition and enable a future powered by clean electricity, we believe a step change is needed in battery technology. We have spent the last decade developing a proprietary solid-state battery platform to meet this challenge. We believe that our technology can enable a new category of battery with the potential to meet the requirements for broader market adoption of EVs, including greater energy density, faster charging and improved safety.

2024 was a watershed year for QuantumScape and reinforced our position as a global leader in solid-state battery technology. During the year, we focused on advancing our technology platform, initiated our shift in business strategy toward a capital-light licensing model and achieved several key goals to propel us toward industrializing our next-generation battery technology platform and create stockholder value:

•
We unveiled the cornerstone of our commercial licensing strategy, our collaboration and licensing arrangement with PowerCo, which is the first step in our blueprint to commercialize our technology;
•
We began shipment of Alpha-2 prototype battery cell samples to customers, a significant milestone on the roadmap to deliver QSE-5;
•
We ramped up the first stage of QuantumScape’s fast separator production process using scalable continuous-flow heat treatment to process separator films more rapidly while applying less total heat energy per film;
•
We began low-volume B0 sample production of QSE-5 cells, which boasts energy density of 844 Wh/L and fast charging in just over 12 minutes; and
•
We released our advanced separator heat-treatment equipment, which set the stage for higher-volume B1 sample production in 2025.

To build on our momentum in 2025 and guide our path forward, we have developed a strategic blueprint consisting of three elements: (1) demonstrate our technology in real-world applications; (2) build a global ecosystem around this new technology platform; and (3) continue innovating to unlock new applications and markets. In our view, the demand for a superior form of energy storage is fundamentally unlimited, and future innovations will make our technology platform even more compelling, open up new use cases, and increase adoption and drive greater scale and lower costs. This virtuous cycle of innovation is how we create outsized value, achieve a truly global impact and work toward our goal to revolutionize energy storage.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in QuantumScape.

Sincerely,
Dennis Segers Chairman of the Board	Dr. Siva Sivaram President, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	TIME & DATE Wednesday, June 4, 2025 9AM Pacific Time

Time and Date	9:00 a.m., Pacific Time, on Wednesday, June 4, 2025

Virtual Location

The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/ QS2025, where you will be able to listen to the meeting live and vote online during the meeting. You will need to have your 16-digit control number included on your proxy card or the instructions that accompanied your Proxy Materials (as defined below) in order to join the annual meeting.

Items of Business	Proposal 1: To elect the 10 directors named in this proxy statement to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified.

Board Recommendation: FOR

Proposal 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

Board Recommendation: FOR

Proposal 3: To approve, on a non-binding advisory basis, the compensation of our named executive officers.

Board Recommendation: FOR

In addition, we will transact any other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date	April 10, 2025

Only stockholders of record as of the close of business on April 10, 2025 are entitled to notice of and to vote at the annual meeting. A list of the stockholders of record entitled to vote at the annual meeting will be available for examination for stockholders, for any purpose germane to the annual meeting, during ordinary business hours at 1730 Technology Drive, San Jose, California 95110 for at least ten days prior to the annual meeting and will also be available for examination at the annual meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report (together, the “Proxy Materials”), is first being sent or given on or about April 24, 2025, to all stockholders entitled to vote at the annual meeting.

The Proxy Materials can be accessed by visiting www.proxyvote.com.

Voting	Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Dr. Siva Sivaram
President, Chief Executive Officer and Director

TABLE OF CONTENTS

PROXY SUMMARY	1	REPORT OF THE AUDIT COMMITTEE	25
2025 Annual Meeting of Stockholders	1
Voting Proposals	1	PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	26
Driven to Revolutionize Energy Storage	2
Our Mission	2
Our Core Values	2	EXECUTIVE OFFICERS	27
Fiscal Year 2024 Business Highlights	3
Corporate Governance Highlights	4	EXECUTIVE COMPENSATION	29
Board Composition and Diversity	4	Compensation Discussion and Analysis	29
Board Knowledge, Skills, and Experience	5	Report of the Compensation Committee	45
Executive Compensation Highlights	6	Compensation Tables	46
Sustainability Highlights	6	Other Compensation	50
		Compensation Committee Interlocks and Insider Participation	51
PROPOSAL NO. 1 ELECTION OF DIRECTORS	7
		Equity Compensation Plan Information	51
BOARD OF DIRECTORS	8	Chief Executive Officer Pay Ratio	52
Composition of our Board of Directors	8	Pay Versus Performance	53
Board of Directors Leadership Structure and Role of Independent Chairman	8
		SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	56
Board of Directors Skills Matrix	9
Nominees for Director	10
Letter Agreements on Board and Committee Representation	15	CORPORATE GOVERNANCE POLICIES AND PRACTICES	58
Director Independence	15
Role of Board of Directors in Risk Oversight	15
Committees of Our Board of Directors	16	RELATED PERSON TRANSACTIONS	63
Attendance at our Board of Directors and Stockholder Meetings	19
		QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	66
Executive Sessions of Outside Directors	20
Considerations in Identifying and Evaluating Director Nominees	20
		OTHER MATTERS	71
Stockholder Recommendations and Nominations to our Board of Directors	21	Stockholder Proposals or Director Nominations for 2026 Annual Meeting	71

Communications with the Board of Directors	21	Availability of Bylaws	71
Outside Director Compensation	21	Delinquent Section 16(a) Reports	71
		Fiscal Year 2024 Annual Report	72
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information in this proxy statement may be considered “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, statements regarding the future demand for batteries and our future financial performance, results of operations, expectations, plans, strategies, goals, priorities. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements, including due to decreased or delayed demand for electric vehicles and other battery-powered technologies, changes in economic and financial conditions, such as volatility in the banking sector and in the capital or credit markets, and due to other factors discussed in the section titled “Risk Factors” in our Annual Report and Quarterly Reports and other documents filed with the Securities and Exchange Commission (the “SEC”) from time to time. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements.

PROXY SUMMARY

Unless specifically stated, when used in this proxy statement, the words “QuantumScape,” the "Company," “we,” “us,” and “our” refer to QuantumScape Corporation and/or QuantumScape Battery, Inc., our wholly owned operational subsidiary, depending on the applicable context.

The proxy materials, which include this proxy statement, proxy card, Notice of Annual Meeting of Stockholders and our 2024 Annual Report on Form 10-K, are being distributed and made available on or about April 24, 2025. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2025 Annual Meeting.

This summary does not contain all of the information you should consider. Please read this entire proxy statement carefully before voting.

2025 Annual Meeting of Stockholders

Date	June 4, 2025

Time	9:00 a.m. Pacific Time

Location	Virtually by visiting www.virtualshareholdermeeting.com/QS2025

Record Date	April 10, 2025

Voting Proposals

Proposal	Description	Board Recommendation
1	To elect the 10 directors named in this proxy statement to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified	FOR each director nominee
2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.	FOR
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	FOR

2025 Proxy Statement	1

Driven to Revolutionize Energy Storage

QuantumScape is developing next-generation battery technology for electric vehicles (“EVs”) and other applications.

We are at the beginning of a forecasted once-in-a-century shift in automotive powertrains, from internal combustion engines to clean EVs. After 30 years of gradual improvements in conventional lithium-ion batteries, the benefits of EVs have been demonstrated, principally in the premium passenger car market. However, there are fundamental limitations inhibiting widespread adoption of battery technology, and we believe the automotive market needs a step change in battery technology to make mass market EVs competitive with the fossil fuel alternative.

We have spent over a decade developing a proprietary solid-state battery technology to meet this challenge. QuantumScape’s lithium-metal solid-state battery technology is designed to offer greater energy density, faster charging, and enhanced safety when compared to today’s conventional lithium-ion batteries. We believe no other lithium-metal battery technology has demonstrated the capability of achieving automotive rates of power (i.e., the rate at which a battery can be charged and discharged) with acceptable battery life at modest levels of pressure (approximately 3 to 4 atmospheres).

We are currently focused on automotive EV applications, which have among the most stringent sets of requirements for batteries. However, we recognize that our solid-state battery technology has applicability in other large and growing markets including stationary storage, consumer electronics, aviation and data centers and we intend to explore opportunities in those areas as appropriate.

Our Mission

At QuantumScape, we’re on a mission to revolutionize energy storage to enable a more sustainable future. As of December 31, 2024, we had:

•
Approximately 350 U.S. and foreign patents and patent applications
•
14 years of battery technology research and development
•
Approximately 800 full-time employees
•
Agreements with a number of automotive original equipment manufacturers (“OEMs”)
•
Deep partnership with Volkswagen Group of America Investments, LLC (“VGA”) and certain of its affiliates (together with VGA, “Volkswagen”), including PowerCo SE, the battery manufacturing company of Volkswagen

Our Core Values

2025 Proxy Statement	2

Fiscal Year 2024 Company Highlights

2024 was a watershed year for QuantumScape and reinforced our position as a global leader in solid-state battery technology through our achievement of key process, production and partner related goals. Our accomplishments and transformative developments from 2024 include the following:

Business Highlights	Technical Highlights
•
Separated the roles of CEO and Board Chairman; welcomed Dr. Siva Sivaram as President and Chief Executive Officer of the Company and Dennis Segers as our director since October 2024 and independent chairman of the board since January 2025
•
Launched our technology licensing model which offers a more capital-efficient path to market
•
Announced a landmark licensing deal with PowerCo SE, the battery company of Volkswagen, to collaborate with us to industrialize our solid-state lithium-metal battery technology
•
Strengthened our financial position through various activities, including our raise of $128.5 million net proceeds under our at-the-market equity program, as well as general cost-saving initiatives

•
Successfully shipped Alpha-2 samples with advanced packaging and high-loading cathodes to multiple customers in the automotive and consumer electronics sectors
•
Ramped our Raptor process, a disruptively faster and more efficient separator heat-treatment
•
Commenced low-volume B0 sample production of QSE-5 cells featuring industry-leading performance of 844 Wh/L energy density and fast charging from 10-80% SOC in 12.2 minutes
•
Released the advanced Cobra separator heat-treatment equipment, paving the way for higher-volume B1 sample production in 2025
•
Continued to fortify our patent portfolio, with approximately 350 global issued and pending patents by the end of 2024

We plan on building on this momentum in 2025, as we upgrade our baseline processes, ship B1 samples of our QSE-5 product and further forge partnerships across the electric vehicle and energy storage industries, working towards our goal to industrialize our next-generation battery technology platform and revolutionize energy storage.

QSE-5
B-SAMPLE
844 Wh/L
301 Wh/kg
< 15-min fast charge
QS

2025 Proxy Statement	3

Corporate Governance Highlights

Board Composition and Diversity

The following table sets forth the names, ages as of April 1, 2025, and certain other information for each of our director nominees:

Name	Age	Position(s)	Board Tenure (Years)	Independent
Brad Buss(1)(2)	61	Director	4	Yes
Jeneanne Hanley(1)(2)	52	Director	3	Yes
Dr. Gena Lovett(1)(3)	62	Director	3	Yes
Dr. Günther Mendl	53	Director	<1	Yes
Prof. Dr. Fritz Prinz	75	Co-Founder and Director	14	No
Dipender Saluja(3)	60	Director	12	Yes
Sebastian Schebera(3)	48	Director	<1	Yes
Dennis Segers	72	Chairman and Director	<1	Yes
Dr. Siva Sivaram	64	President, Chief Executive Officer and Director	1	No
JB Straubel	49	Director	5	Yes

(1)
Member of audit committee
(2)
Member of compensation committee
(3)
Member of nominating and corporate governance committee

Our director nominees have diverse skill sets and professional backgrounds, as further described in their biographies in the “Board of Directors—Composition of our Board of Directors” section below.

2025 Proxy Statement	4

Gender

2
8

20% Female

- Female
- Male

Race/Ethnicity

10%
20%
70%

30% Underrepresented Communities

- Caucasian
- Asian/Pacific Islander
- Black/African American

Board Tenure

10%
20%
70%

4.2 Average Years

- < 5 Years
- 5–10 Years
- >10 years

Age

20%
40%
20%
20%

60 Average Age

- 40s
- 50s
- 60s
- 70s

Board Independence

2
8

80% Independent

- Yes
- No

Board Knowledge, Skills and Experience

2025 Proxy Statement	5

Executive Compensation Highlights

Compensation Practices

What we do	What we don’t do
Long-Term Performance-Based Compensation	Minimal Perquisites and Special Benefits
Independent Compensation Committee	No “Golden Parachute” Tax Reimbursements
Independent Compensation Consultant	No Hedging and Pledging
Annual Executive Compensation Review	No “Single-Trigger” Change in Control Arrangements
Clawback Arrangements	No Timing Grants to Release of Material Nonpublic Information
Stock Ownership Guidelines

CEO and Other Named Executive Officers’ Compensation in 2024

The following chart shows the various components of the compensation of our current CEO and other named executive officers (excluding our former CEO) over the past fiscal year, and further demonstrates our emphasis on long-term performance-based compensation dependent upon corporate performance, and therefore “at risk” compensation.

Sustainability Highlights

Environmental	• Product lifecycle management • Natural resource use • Waste generation • GHG emissions

Social	• Human capital management • Diversity, equity and inclusion • Occupational health and safety • Data protection and cybersecurity • Product safety • Product quality

Governance	• Corporate governance • Sustainability governance • Board composition • Ethics and compliance • Supply chain management

2025 Proxy Statement	6

PROPOSAL NO. 1 ELECTION OF DIRECTORS

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Our board of directors currently consists of 12 directors. At the annual meeting, 10 directors will be elected for a one-year term and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Prof. Dr. Leohold and Ms. Huppertz were not nominated to stand for re-election at the annual meeting. Their respective terms as directors will end upon the election of directors at the annual meeting. Accordingly, as permitted by our Bylaws, the Board has reduced its size to 10 directors, effective as of the annual meeting. The decision not to nominate Prof. Dr. Leohold and Ms. Huppertz for re-election at the upcoming annual meeting reflects the Board’s intent to streamline its size to better align with the Company's current stage and strategic priorities and was not due to any disagreement between either director and the Company or the Board. We extend our gratitude and appreciation for their contributions and dedicated service on the Board and to the Company.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved the following 10 individuals as nominees for election as directors at the annual meeting:

Brad Buss	Dipender Saluja
Jeneanne Hanley	Sebastian Schebera
Dr. Gena Lovett	Dennis Segers
Dr. Günther Mendl	Dr. Siva Sivaram
Prof. Dr. Fritz Prinz	JB Straubel

For more information concerning the nominees, please see “Board of Directors” below.

If elected, each of the foregoing director nominees will serve as a director until the 2026 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal.

Each of the director nominees have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Directors are elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the 10 nominees receiving the highest number of affirmative FOR votes at the annual meeting will be elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy.

Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.

2025 Proxy Statement	7

BOARD OF DIRECTORS

Composition of our Board of Directors

Our business and affairs are organized under the direction of our board of directors, which currently consists of 12 directors, 10 of whom are independent under the listing standards of the New York Stock Exchange (the “NYSE”) and 10 of whom have been nominated for election for a one-year term at the annual meeting. Dennis Segers serves as independent Chairman of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. Our board of directors meets on a regular quarterly basis and additionally as required. At each annual meeting of stockholders, directors will be elected for a term expiring at our next annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees has been recommended for nomination by the nominating and corporate governance committee of the board of directors and each of them is currently serving as a director.

Board of Directors Leadership Structure and Role of Independent Chairman

Separation of Duties and Responsibilities

Independent Chairman
•
Provides independent board leadership and oversight
•
Serves as liaison between our board of directors and management, working closely with our CEO
•
Serves as spokesperson and represents the Board in communications with various stakeholders

CEO
•
In charge of leading and managing the affairs of the Company, in consultation with and under the purview of the Board
•
Works closely with the independent chairman to keep the Board informed and aligned with the Company's business and affairs

As of February 2024, following our CEO transition, we implemented the separation of the roles of chief executive officer, Dr. Sivaram, and chairman of the board, Mr. Singh, reflecting our commitment to advancing corporate governance practices. In October 2024, we further strengthened our governance framework by appointing an independent chairman, Mr. Segers, who assumed the role on January 1, 2025, following the retirement of Mr. Singh who had served as the chairman of our board of directors through December 2024, reinforcing the importance of strong, independent board leadership and effective oversight. This structure fosters transparency and accountability at the highest levels of the Company and is designed to support long-term value creation for our stockholders. As independent chairman of our board of directors, Mr. Segers focuses on board leadership and governance and serves as a liaison between our board of directors and management, working closely with our CEO.

Our corporate governance framework provides our board of directors with flexibility to determine the appropriate leadership structure for the Company, and whether the roles of board chairperson, president and chief executive officer should be separated or combined. In light of the CEO transition, the board determined that it was in the best interests of our stockholders to separate the roles of chief executive officer and board chairperson. In making this determination, our board of directors considered many factors, including the needs of the business, our board’s assessment of its leadership needs from time to time and the best interests of our stockholders.

Our board of directors has adopted corporate governance guidelines that provide that the board may appoint one of our independent directors to serve as our lead independent director at any time when the chairperson of our board of directors is not independent, including when our president and chief executive officer serves as the chairman of our board of directors. Because Mr. Singh is our co-founder and was our President and CEO until February 2024, Mr. Buss served as our lead independent director until Mr. Segers assumed the role of independent chairman in January 2025.

As lead independent director, Mr. Buss was responsible for calling separate meetings of the independent directors, determining the agenda and presiding over such periodic meetings of our independent directors, serving as a liaison among Dr. Sivaram, Mr. Singh and our independent directors, including reporting to Dr. Sivaram and Mr. Singh regarding feedback from executive sessions, meeting with Dr. Sivaram and members of senior management to discuss board agendas, materials and the schedule of meetings, serving as our spokesperson as requested and performing such additional duties as a majority of our independent directors otherwise determined or delegated.

When Mr. Segers transitioned into the role of independent chairman of the board of directors, he assumed the responsibilities previously held by Mr. Buss. Our board of directors believes that Mr. Segers' extensive executive management expertise, including from

2025 Proxy Statement	8

his past roles as chief executive officer of public and private companies, and experience on the boards of several public companies, including major semiconductor companies, provide the strong and independent oversight necessary to facilitate effective collaboration among the directors and between the directors and the Company.

Only independent directors serve on the audit committee, the compensation committee, and the nominating and corporate governance committee of our board of directors. As a result of the board of directors’ committee system and the existence of a majority of independent directors, the board of directors maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates and corporate governance programs. We believe that the leadership structure of our board of directors as well as the independent committees of our board of directors is appropriate and enhances our board of directors’ ability to effectively carry out its roles and responsibilities on behalf of our stockholders, while Mr. Segers' chairman role, aligned with Dr. Sivaram’s executive leadership, enables strong leadership at the board of directors and senior management levels, creates clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Board of Directors Skills Matrix

The nominating and corporate governance committee of our board of directors identifies, reviews and makes recommendations of candidates to serve on our board of directors, and considers director qualifications that include, without limitation, diversity factors such as race, ethnicity, gender, differences in professional background, education, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board of directors.

The matrix in the following page highlights key skills, experiences and attributes possessed by our director nominees which our board of directors believes are important to our business and industry. If a director is not listed under a particular skill, experience or attribute, that does not mean that such director does not possess it or is unable to contribute to the decision-making process in that area.

Knowledge, Skills and Experience

Knowledge, Skills and Experience	Buss	Hanley	Lovett	Mendl	Prinz	Saluja	Schebera	Segers	Sivaram	Straubel
Public company board experience and corporate governance	●	●	●			●		●	●	●
Executive experience	●	●	●	●		●	●	●	●	●
Battery and energy technology				●	●	●	●		●	●
Automotive industry	●	●	●	●	●		●			●
Technology development		●		●	●	●	●	●	●	●
Manufacturing, scale-up, operations	●	●	●	●		●		●	●	●
Financial	●	●	●			●	●	●	●	●
Risk management	●	●	●	●		●	●	●	●	●
HR, compensation	●	●	●			●	●	●	●	●

2025 Proxy Statement	9

Nominees for Director

Brad Buss Independent Director
Director since 2020 Age 61

Current Affiliations

•
Board member, AECOM (NYSE: ACM) (since 2020)
•
Board member, Marvell Technology Group Ltd. (NASDAQ: MRVL) (since 2018)

Business Experience

•
Executive Vice President and Chief Financial Officer, SolarCity Corporation (2014-2016)
•
Executive, Vice President and Chief Financial Officer, Cypress Semiconductor Corporation (NASDAQ: CY) (2005-2014)

Former Board Membership

•
TuSimple Holdings Inc. (Nasdaq: TSP) (2020-2022)
•
Advance Auto Parts, Inc. (NYSE: AAP) (2016-2021)
•
Tesla, Inc. (Nasdaq: TSLA) (2009-2019)
•
Cavium, Inc. (2016-2018)
•
CafePress Inc. (2007-2016)

Education

•
B.A. in Economics, McMaster University, Canada
•
Honors Business Administration degree, University of Windsor, Canada

Board Committees • Audit Committee (Chair) • Compensation Committee

Skills, Qualifications and Expertise

•
Leadership and financial expertise as Chief Financial Officer at various public and private companies
•
Wide-ranging experience on the boards of major automotive and other public companies

Jeneanne Hanley Independent Director
Director since 2021 Age 52

Current Affiliations

•
Board member, KLA Corporation (NASDAQ: KLAC) (since 2019)
•
Board member, Tenneco Corporation (since 2023)

Business Experience

•
Multiple roles at Lear Corporation (1994-2019), including Senior Vice President and President of the E-Systems Division, Corporate Vice President, Global Surface Materials, Corporate Vice President, Americas Seating Business Unit, Vice President, Global Strategy and Business Development

Education

•
B.S. in Mechanical Engineering, University of Michigan
•
M.B.A., University of Michigan

Board Committees • Audit Committee • Compensation Committee

Skills, Qualifications and Expertise

•
25 years of experience in the automotive industry
•
Operational executive of significant business units and divisions serving the global automotive industry
•
Expertise in operational execution, performance management, sustainable growth strategy, and leadership and culture

2025 Proxy Statement	10

Dr. Gena Lovett Independent Director
Director since 2022 Age 62

Current Affiliations

•
Board member, AdvanSix Inc. (NYSE: ASIX) (since 2021)
•
Board member, Trex Company, Inc. (NYSE: TREX) (since 2021)

Business Experience

•
Vice President, Operations, Defense, Space and Security, The Boeing Company (NYSE:BA) (2015-2019)
•
Global Chief Diversity Officer (2012-2015) and Director, Manufacturing, Forging (2007-2012), Alcoa Corporation (NYSE: AA)
•
15 years at Ford Motor Company (NYSE: F), including as Plant Manager for New Model Programs (2006-2007), and as Assistant Plant Manager for the Atlanta Assembly (2005-2006)

Former Board Membership

•
Shiloh Industries (NASDAQ: SHLO) (2019-2020)

Education

•
B.A. in Criminal Justice, The Ohio State University
•
M.B.A., Baker College
•
M.S. in Values Driven Leadership, Benedictine University
•
Ph.D. in Values Driven Leadership, Benedictine University

Board Committees • Nominating and Corporate Governance Committee (Chair) • Audit Committee

Skills, Qualifications and Expertise

•
20+ years of extensive leadership experience in large-scale operations and manufacturing across the aerospace, aluminum and automotive industries
•
Broad public company board experience providing unique governance perspectives and insights based on her expertise on the intersection of business and society
•
Author of “C-Suite Quotient: The 8 C-Suite Behaviors That Propel a Leadership Culture” (2024)

Dr. Günther Mendl Independent Director
Director since 2024 Age 53

Current Affiliations

•
Head of the Center of Excellence Battery Cell, Volkswagen AG (since 2022)
•
VW Director, as described under the “Letter Agreements on Board and Committee Representation” section below

Business Experience

•
Leader of the Battery Systems & Battery Cells Division, Volkswagen AG (2020-2022)
•
Head of Development for E-Traction, Charging & Battery Systems, Audi AG (2017-2020)
•
Various senior roles at Audi AG (2001-2017)

Education

•
Diploma and Ph.D. in Mechanical Engineering, Technical University of Munich, Germany

Board Committees • None

Skills, Qualifications and Expertise

•
Over two decades of experience in battery technology and propulsion systems within the automotive industry, including at Volkswagen AG and Audi AG
•
Extensive leadership experience through various senior and lead roles managing the entire battery lifecycle, from development, purchasing, strategic production planning and quality management to recycling

2025 Proxy Statement	11

Prof. Dr. Fritz Prinz Director, Co-founder and Chief Scientific Advisor
Director since 2010 Age 75

Current Affiliations

•
Consultant and advisor to the Company
•
Member, Management Trust Holding AG’s supervisory board
•
Professor of Materials Science and Engineering, Professor of Mechanical Engineering, and Senior Fellow, Precourt Institute for Energy (since 2010)
•
Leonardo Professor, School of Engineering at Stanford University (since 1994)

Education

•
Ph.D. in Physics, University of Vienna, Austria

Board Committees • None

Skills, Qualifications and Expertise

•
Educational and technical expertise through his academic career in materials science and engineering
•
Broad research into energy conservation for invaluable insights on strategy and technological development

Dipender Saluja Independent Director
Director since 2012 Age 60

Current Affiliations

•
Managing Director, Capricorn Investment Group (since 2006)
•
Board member, Joby Aviation, Inc. (NYSE: JOBY) (since 2021)
•
Board member, Navitas Semiconductor, Inc. (Nasdaq: NVTS) (since 2021)
•
Board member of several private companies

Business Experience

•
16 years at Cadence Design Systems

Board Committees • Nominating and Corporate Governance Committee

Skills, Qualifications and Expertise

•
Extensive investment and leadership experience in the technology industry as Managing Director of a leading investment firm
•
Expansive board experience from service on other public and private boards
•
Extensive expertise and skills in strategy, finance and management from leadership and board roles across various industries

2025 Proxy Statement	12

Sebastian Schebera Independent Director
Director since 2024 Age 48

Current Affiliations

•
Head of Strategic Partnerships, Volkswagen AG (since 2020)
•
Managing Director, Porsche Niederlassung Mannheim GmbH, Volkswagen Group’s financial holding (since 2023)
•
Member, European Battery Alliance (since 2019)
•
VW Director, as described in the “Letter Agreements on Board and Committee Representation” section below

Business Experience

•
Senior Director, Volkswagen Group Strategy (2018-2019)
•
Principal, Volkswagen Consulting (2012-2017)
•
Engagement Manager, McKinsey & Company(2008-2012)
•
Engineer (2004-2005) and Plant Production Manager (2006-2007), Autoliv Inc.

Former Board Membership

•
Private technology startup (2022-2024)

Education

•
Diploma degree in Mechanical Engineering, Technical University of Dresden, Germany

Board Committees • Nominating and Corporate Governance Committee

Skills, Qualifications and Expertise

•
20 years of professional experience in the automotive industry, including in the battery technology field
•
Investment advisory and strategic experience from leadership roles in strategic operations and management consulting

Dennis Segers Chairman of the Board
Director since 2024 Age 72

Current Affiliations

•
Board member, Parade Technologies, Ltd. (since 2007)
•
Board member, Flip Electronics (since 2021)
•
Chairman, Kinara, Inc. (since 2022)

Business Experience

•
President and CEO, Matrix Semiconductor (2006-2015)
•
CEO, Tabula, Inc. (2001-2006)

Former Board Membership

•
Chairman, Xilinx, Inc. (Nasdaq: XLNX) (2015-2022)

Education

•
B.S. in Electrical Engineering, Texas A&M University

Board Committees • None

Skills, Qualifications and Expertise

•
45-year veteran of the semiconductor industry
•
Extensive experience serving in executive management as Chief Executive Officer of various companies across a wide-range of industries
•
Vast experience serving on boards of directors of various public and private companies and as an advisor of venture capital backed startups, private and public companies

2025 Proxy Statement	13

Dr. Siva Sivaram President, Chief Executive Officer and Director
Director since 2024 Age 64

Business Experience

•
Various roles at Western Digital (NASDAQ: WDC) (2016-2023), including as President, and Executive Vice President, Silicon Technology and Manufacturing
•
Executive Vice President, Memory Technology, SanDisk (2013-2016)
•
Founder and CEO, Twin Creek Technologies
•
Several leadership positions at SanDisk, Matrix Semiconductor, and Intel

Education

•
B.S. in Mechanical Engineering, National Institute of Technology, Tiruchi, India
•
M.S. in Materials Science, Rensselaer Polytechnic Institute
•
Ph.D. in Materials Science, Rensselaer Polytechnic Institute

Board Committees • None

Skills, Qualifications and Expertise

•
Decades of experience taking complex emerging technologies into high-volume production, including building factories, establishing and managing partnerships and scaling production across the world
•
Executive leadership experience from various Chief Executive Officer and other leadership roles throughout his career
•
Technical and relevant educational background with strong scientific knowledge and connections within the broader high-tech manufacturing industry

JB Straubel Independent Director
Director since 2019 Age 49

Current Affiliations

•
Founder and Chief Executive Officer, Redwood Materials Inc. (since 2017)
•
Board member, Tesla, Inc. (NASDAQ: TSLA) (since 2023)

Business Experience

•
Co-Founder and Chief Technology Officer, Tesla, Inc. (2005-2019)

Former Board Membership

•
SolarCity Corporation (2006-2016)

Education

•
B.S. in Energy Systems Engineering, Stanford University
•
M.S. in Engineering, with an emphasis on energy conversion, Stanford University

Board Committees • None

Skills, Qualifications and Expertise

•
Technical and manufacturing expertise as Chief Executive Officer of major lithium-ion battery materials supplier
•
Expertise in cleantech and batteries leveraging technical educational background and leadership experience in energy technology companies

2025 Proxy Statement	14

Letter Agreements on Board and Committee Representation

On September 2, 2020, we entered into a letter agreement (the “Original Letter Agreement”) with VGA pursuant to which we would nominate one designee of VGA for election to our board of directors, and from and after the First Closing (as defined under the Series F Preferred Stock Purchase Agreement between us and VGA, dated May 14, 2020), a second designee of VGA. On December 7, 2020, the parties amended and restated the Original Letter Agreement to provide (subject to VGA satisfying certain specified stock ownership thresholds) that (i) in connection with any annual or special meeting of stockholders at which directors will be elected, we will nominate for election to our board of directors two designees of VGA (each, a “VW Director”), and (ii) we shall cause one VW Director to be appointed to the nominating and corporate governance committee of our board of directors, provided that such VW Director fulfills the independence requirements under applicable NYSE rules (as amended, the “VW Director Agreement”). Dr. Mendl and Mr. Schebera are the two current VW Directors and Mr. Schebera is a member of the nominating and corporate governance committee, pursuant to the VW Director Agreement. From time-to-time, VGA may replace the VW Directors, subject to the terms of the letter agreement.

In June 2024, Mr. Schebera was elected as a director at the annual meeting, succeeding Mr. Jens Wiese, who served as a VW Director and member of the nominating and corporate governance committee up until the June 2024 annual meeting. Mr. Schebera was appointed to the nominating and corporate governance committee of the board of directors in July 2024, pursuant to the VW Director Agreement.

In October 2024, upon designation by VGA pursuant to the VW Director Agreement, Dr. Mendl was appointed to serve as a director of our board of directors, succeeding Mr. Frank Blome, who served as a VW Director up until his resignation in July 2024.

Director Independence

Our Class A common stock is listed on the NYSE. As a Company listed on the NYSE, we are required under NYSE listing rules to maintain a board comprised of a majority of independent directors. Under NYSE listing rules, a director will only qualify as an independent director if that listed company’s board of directors affirmatively determines that the director has no material relationship with such listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such listed company). In addition, the NYSE listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and corporate governance committees be independent. Our corporate governance guidelines define independence in accordance with the independence definition in the applicable NYSE listing rules.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and NYSE listing rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and NYSE listing rules applicable to compensation committee members.

Our board of directors has undertaken a review of the independence of each of our directors and director nominees. Based on information provided by each such person concerning his or her background, employment, affiliations and business and personal activities, our board of directors has determined that Messrs. Buss, Saluja, Schebera, Segers, and Straubel, Prof. Dr. Leohold, Mses. Hanley and Huppertz, Dr. Lovett and Dr. Mendl do not have any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and that each of these directors is an “independent director” as defined under the listing standards of the NYSE. Dr. Siva Sivaram is not considered an independent director because of his position as our current President and CEO. Prof. Dr. Fritz Prinz is not considered an independent director because of his status as a co-founder of the Company and technical consulting and advisory services he provides to the Company apart from his board service.

In making these determinations, our board of directors considered the current and prior relationships that each outside director and director nominee has with our Company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each such person, and the transactions involving them described in the section below entitled “Related Person Transactions.” Our board of directors has also considered transactions, relationships and other arrangements between our directors, director nominees and officers and certain of their affiliates, in their individual capacities and not as representatives of our Company, and funds that are not affiliated with our Company. Specifically, our board of directors has considered whether the current or prior roles of Dr. Mendl and Mr. Schebera at VGA or its affiliates, and the designation of Dr. Mendl and Mr. Schebera as VW Directors (see “Letter Agreements on Board and Committee Representation” above) created a conflict of interest based on the Company’s commercial relationship with VGA and PowerCo. Our board of directors will continue to take appropriate measures if and when a conflict arises, including limiting access to relevant materials or requesting that such directors recuse themselves from discussion or consideration of matters that may constitute a conflict of interest.

There are no family relationships among any of our directors, director nominees, or executive officers.

Role of Board of Directors in Risk Oversight

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance and reputational risks. Risk assessment and oversight are an integral part of our governance and management processes and we have designed and implemented processes to manage risk in our operations. The board of directors is responsible for overseeing the design and implementation of our strategic plans and for understanding the associated risks and actions that management is taking to manage and mitigate such risks. Management is responsible for assessing and managing risk, including through our Enterprise Risk Management (“ERM”) program, subject to oversight by the board of directors. Our board of directors does not currently have or anticipate having a standing risk management committee, but instead administers this oversight function directly

2025 Proxy Statement	15

through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight, as detailed in the table below.

Board of Directors
Oversees our corporate management and long-term strategies, monitoring and assessing strategic risk exposure

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Oversees our ERM program, considering and discussing our major financial risk exposures and the steps to monitor and control such exposures

Reviews guidelines and policies that govern risk assessment, including internal controls, integrity of our financial statements, complaint procedures, and related person transactions

Monitors compliance with legal and regulatory requirements

Oversees cybersecurity and information security matters

Evaluates our compensation policies and practices on at least an annual basis, including to determine whether such policies and practices encourage excessive risk-taking and if such policies and practices could mitigate any such risk

Reviews the relationship between risk management policies and compensation

Oversees regulatory compliance with respect to compensation matters affecting the Company

Reviews and assesses our corporate governance practices, our board of directors’ structure and composition, and the independence of the board of directors

Develops, approves, reviews and monitors compliance with our code of business conduct and ethics (the “Code of Conduct”), including potential conflicts of interest

Oversees our sustainability initiatives

Reviews succession planning on a periodic basis

Our board of directors believes that taking an active role in the oversight of our corporate strategy and the related risks is appropriate, given our board members’ combined breadth and depth of experience, and is critical to ensuring that the long-term interests of the Company and its stockholders are being served. Our board of directors believes its current leadership structure supports the risk oversight function of our board of directors.

Committees of Our Board of Directors

Our board of directors has established the following standing committees of the board: audit committee; compensation committee; and nominating and corporate governance committee. Copies of the charters for each committee are available on our website at https://ir.quantumscape.com/governance/governance-documents. The composition and responsibilities of each committee are described below.

The following table provides membership for the board’s standing committees as of April 1, 2025:

Name	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Brad Buss
Jeneanne Hanley(1)
Susan Huppertz(1)
Prof. Dr. Jürgen Leohold(1)
Dr. Gena Lovett
Dr. Günther Mendl
Prof. Dr. Fritz Prinz
Dipender Saluja
Sebastian Schebera
Dennis Segers
Dr. Siva Sivaram
JB Straubel

Board Chair

Committee Chair

Committee Member

(1)
As discussed above under “Proposal No. 1 Election of Directors,” up until the annual meeting, Ms. Huppertz will continue serving as a director and member of the audit committee and Prof. Dr. Leohold will continue serving as a director, the chair of the compensation committee and a member of the nominating and corporate governance committee. Upon conclusion of the annual meeting, Ms. Hanley will succeed Prof. Dr. Leohold as the chair of the compensation committee.

2025 Proxy Statement	16

Audit Committee

Members	Brad Buss (Chair), Jeneanne Hanley, Susan Huppertz(1), Dr. Gena Lovett
Meetings	8 meetings in 2024

Role and Responsibilities
•
selecting, compensating, and overseeing our independent registered public accounting firm;
•
evaluating the performance, independence and qualifications of our independent registered public accounting firm and determining whether to retain our existing independent registered public accounting firm or engage a new independent registered public accounting firm;
•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit and tax services;
•
reviewing with the independent auditors and approving the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by us;
•
reviewing our annual and quarterly financial statements and reports, including the disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discussing the statements and reports with our independent auditors and management, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;

•
reviewing our financial reporting processes, and disclosure controls and procedures;
•
overseeing the design, implementation and performance of our internal audit function; overseeing cybersecurity matters;
•
reviewing and discussing with management and the independent auditor the overall adequacy and effectiveness of our legal, regulatory and ethical compliance programs and reporting regarding compliance with applicable laws, regulations and internal compliance programs;
•
reviewing and providing oversight of any related person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our Code of Conduct;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting, auditing or other matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters; and
•
reviewing and evaluating on an annual basis the charter of the audit committee and performance of such committee and recommending changes as deemed necessary to our board of directors.

(1) As discussed above under “Proposal No. 1 Election of Directors,” Ms. Huppertz will continue serving as a director and member of the audit committee up until the annual meeting.

Our board of directors has determined that each member of our audit committee meets the requirements for independence of audit committee members under the rules and regulations of the SEC and the listing standards of the NYSE, and is able to read and understand fundamental financial statements in accordance with the NYSE audit committee requirements.

Our board of directors has determined that Mr. Buss qualifies as an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K and meets the financial sophistication requirements of the NYSE rules. Both our independent registered public accounting firm and management will periodically meet privately with our audit committee.

2025 Proxy Statement	17

Compensation Committee

Members	Prof. Dr. Jürgen Leohold (Chair)(1), Brad Buss, Jeneanne Hanley(1)
Meetings	7 meetings in 2024

Role and Responsibilities
•
reviewing and approving the corporate goals and objectives that pertain to the determination of the compensation of our executive officers, including our chief executive officer, and assessing their performance against these goals and objectives;
•
reviewing and approving or making recommendations to our board of directors regarding the compensation and other terms of employment of our executive officers, including our chief executive officer;
•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control arrangements and any other material arrangements for our executive officers;
•
reviewing, approving and administering our employee benefit and equity incentive plans;
•
establishing and reviewing the compensation plans and programs of our employees, and ensuring that they are consistent with our general compensation strategy;
•
making recommendations to our board of directors regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our board of directors;
•
monitoring compliance with stock ownership guidelines for the executive officers and outside directors;

•
approving or making recommendations to our board of directors regarding the creation or revision of any clawback policy, and administration of such policy;
•
reviewing and making recommendations to our board of directors regarding the type and amount of compensation to be paid or awarded to our outside board members;
•
preparing an annual report on executive compensation and reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC;
•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
•
reviewing and discussing with management our diversity, talent, and culture strategy including, but not limited to, human capital programs and policies regarding management development, talent planning, diversity and inclusion initiatives, and employee engagement; and
•
reviewing and evaluating on an annual basis the compensation committee charter and the performance of such committee and recommending changes as deemed necessary to our board of directors.

(1) As discussed above under “Proposal No. 1 Election of Directors,” Prof. Dr. Leohold will continue serving as a director and chair of the compensation committee up until the annual meeting. Upon conclusion of the annual meeting, Ms. Hanley will succeed Prof. Dr. Leohold as the chair of the compensation committee.

Our board of directors has determined that each member of our compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the listing standards of the NYSE. Each member of the compensation committee is also an outside director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The charter of the compensation committee permits the committee to delegate any or all of its authority when it deems it appropriate and in the best interests of our Company and when such delegation would not violate applicable law, regulation or NYSE or SEC requirements. In addition, the compensation committee has the authority under its charter to retain or obtain the advice of compensation consultants, independent legal counsel and other advisors.

Since 2020, our compensation committee has been responsible for making all executive compensation determinations. In 2024, Dr. Sivaram worked closely with the compensation committee in managing the executive compensation program and attended most meetings of the compensation committee other than those meetings in which his own compensation was discussed and deliberated on. As such, he did not participate in the determination of his own compensation.

For the fiscal year ended December 31, 2024, our compensation committee retained Compensia, Inc. (“Compensia”) as our independent compensation consultant to advise the compensation committee with respect to director and executive officer compensation.

2025 Proxy Statement	18

Nominating and Corporate Governance Committee

Members	Dr. Gena Lovett (Chair), Prof. Dr. Jürgen Leohold(1), Dipender Saluja, Sebastian Schebera
Meetings	5 meetings in 2024

Role and Responsibilities
•
reviewing and assessing and making recommendations to our board of directors regarding desired qualifications, expertise and characteristics sought of board members;
•
identifying, reviewing and making recommendations of candidates to serve on our board of directors;
•
considering our board of directors’ leadership structure, including the separation of the chairman and chief executive officer roles and/or appointment of a lead independent director of our board, either permanently or for specific purposes, and making such recommendations to our board of directors;
•
developing and reviewing periodically policies and procedures for considering stockholder nominees for election to our board of directors and evaluating nominations by stockholders of candidates for election to our board of directors;
•
evaluating the independence of directors and director nominees against the independence requirements of the NYSE, applicable rules and regulations of the SEC and other applicable laws;
•
reviewing our succession planning process for our chief executive officer and other members of our executive management team;
•
evaluating the current size, composition and organization of our board of directors and its committees and making recommendations to our board of directors for approvals;
•
oversight of sustainability matters and review of ESG report;

•
recommending to our board of directors any changes to the corporate governance guidelines and corporate governance framework;
•
reviewing issues and developments related to corporate governance and identifying and bringing to the attention of our board of directors current and emerging corporate governance trends;
•
overseeing director orientation for new directors and continuing education for our directors;
•
evaluating the performance of our board of directors and its committees and individual directors and determining whether continued service on our board of directors is appropriate;
•
reviewing and monitoring compliance with our Code of Conduct, and reviewing possible, actual and potential conflicts of interest of our board members and officers other than related person transactions reviewed by our audit committee;
•
advising the board of directors on management and stockholder proposals on corporate governance matters and overseeing management’s engagement with stockholders and proxy advisory firms;
•
administering policies and procedures for communications with the non-management members of our board of directors; and
•
reviewing annually the nominating and corporate governance committee charter, structure and membership requirements and recommending any proposed changes to our board of directors, including undertaking an annual review of its own performance.

(1) As discussed above under “Proposal No. 1 Election of Directors,” Prof. Dr. Leohold will continue serving as a director and member of the nominating and corporate governance committee up until the annual meeting.

Our board of directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence for nominating and corporate governance committee members under the listing standards of the NYSE.

Attendance at our Board of Directors and Stockholder Meetings

During our fiscal year ended December 31, 2024, our board of directors held 6 meetings. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

We encourage, but do not require, our directors to attend our annual meeting of stockholders. All of our directors at that time attended the 2024 annual meeting of stockholders.

2025 Proxy Statement	19

Executive Sessions of Outside Directors

To encourage and enhance communication among outside directors, and as required under applicable NYSE rules, our corporate governance guidelines provide that the outside directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our outside directors are not independent directors, then our independent directors will also meet in executive sessions on a periodic basis. These executive sessions were chaired by Mr. Buss in 2024, our lead independent director, and starting in 2025, are chaired by Mr. Segers, our independent chairman.

Considerations in Identifying and Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. An overview of our director nominations process follows.

Identification

While our board has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation:

•
issues of character
•
professional ethics and integrity
•
judgment
•
business acumen and experience
•
proven achievement and competence in one’s field
•
the ability to exercise sound business judgment
•
tenure on the board and skills that are complementary to the board

•
an understanding of our business
•
an understanding of the responsibilities that are required of a member of the board
•
other time commitments
•
mix of viewpoints and experience (e.g., differences in professional background, education, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board)

Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

Evaluation

In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications.

In determining whether to recommend a director for reelection, our nominating and corporate governance committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the board and our business and other qualifications and characteristics set forth in the charter of our nominating and corporate governance committee and corporate governance guidelines.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including without limitation candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

Recommendation to the Board

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

In addition to the process described above, our nominating and corporate governance committee also nominates two individuals designated by VGA as required under the VW Director Agreement. Dr. Mendl and Mr. Schebera are the two current VW Directors

2025 Proxy Statement	20

pursuant to the VW Director Agreement. In June 2024, upon designation by VGA and nomination by our board of directors, Mr. Schebera was elected as a director at the annual meeting, succeeding Mr. Jens Wiese, who served as a VW Director and member of the nominating and corporate governance committee up until the June 2024 annual meeting. Mr. Schebera was subsequently appointed to the nominating and corporate governance committee in July 2024. In October 2024, upon designation by VGA pursuant to the VW Director Agreement, Dr. Mendl was appointed to serve as a director of our board of directors, succeeding Mr. Frank Blome, who served as a VW Director up until his resignation in July 2024.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider and evaluate recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and Bylaws, all applicable Company policies and all applicable laws, rules and regulations, including those promulgated by the SEC.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at QuantumScape Corporation, 1730 Technology Drive, San Jose, California 95110, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our Bylaws, stockholders may also directly nominate persons for election to our board of directors at the annual meeting of stockholders. Any nomination must comply with the requirements set forth in (1) our Bylaws, as amended from time to time, (2) our applicable SEC filings, including our proxy statements, and (3) the rules and regulations of the SEC. All nominations should be submitted to our corporate secretary in the manner required by the applicable sections of our Bylaws.

To be timely for our 2026 annual meeting of stockholders, nominations must be submitted in accordance with the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2026 Annual Meeting.”

Communications with the Board of Directors

Pursuant to our Policies and Procedures for Stockholder Communications to Independent Directors, stockholders and other interested parties wishing to communicate directly with our independent or non-management directors, may do so by writing and sending the correspondence to our Chief Legal Officer by mail to our principal executive offices at QuantumScape Corporation, 1730 Technology Drive, San Jose, California 95110. Our Chief Legal Officer, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board of directors to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our board of directors or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Legal Officer will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board of directors. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Outside Director Compensation

In March 2021, our board of directors adopted an outside director compensation policy (the “Director Compensation Policy”), which was developed with input from Compensia regarding practices and compensation levels at comparable companies and is designed to attract, retain, and reward outside directors. Our board of directors most recently amended the Director Compensation Policy in February 2025, as described below under “Updates to Outside Director Compensation.”

Under the Director Compensation Policy, each outside director will receive the cash and equity compensation for board services described below. We also will reimburse our outside directors for reasonable, customary, and documented travel expenses to meetings of our board of directors or its committees and other expenses. Directors who are also our employees receive no additional compensation for their service as directors.

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Maximum Annual Compensation Limit

The Director Compensation Policy includes a maximum annual limit of $750,000 of cash compensation and equity compensation awards that may be paid, issued, or granted to an outside director in any fiscal year (increased to $1,000,000 in the outside director’s initial year of service as an outside director). For purposes of this limitation, the grant date fair value is determined in accordance with GAAP. Any cash compensation or equity awards granted under the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) to an outside director for his or her services as an employee, or for his or her services as a consultant (other than as an outside director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside directors.

Cash Compensation

Outside directors are entitled to receive the following cash compensation for their service under the Director Compensation Policy:

●
$80,000 per year for service as a board member;
●
$75,000 per year for service as chair of our board of directors (effective as of 2025);
●
$22,000 per year for service as lead independent director of our board of directors;
●
$25,000 per year for service as chair of the audit committee;
●
$12,500 per year for service as member of the audit committee;
●
$18,000 per year for service as chair of the compensation committee;
●
$9,000 per year for service as member of the compensation committee;
●
$13,000 per year for service as chair of the nominating and corporate governance committee; and
●
$6,500 per year for service as member of the nominating and corporate governance committee.

Each outside director who serves as the chair of a committee will receive only the annual cash fee as the chair, and not the additional annual cash fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

Initial Awards

Each person who first becomes an outside director following the effective date of the Director Compensation Policy will automatically receive an initial award of RSUs (the “Initial Award”). The Initial Award will cover a number of shares of our Class A common stock equal to $320,000 divided by the twenty (20) trading day volume weighted average stock price for the twenty (20) trading days prior to the applicable grant date. The Initial Award will vest quarterly over three years on our quarterly vesting dates, which are February 15, May 15, August 15 and November 15, beginning at the applicable vesting commencement date, subject to the outside director continuing to be a service provider through the applicable vesting date. If the person was a member of our board of directors and also an employee, becoming an outside director due to termination of employment will not entitle them to an Initial Award.

Annual Award

Each outside director will automatically receive, on the date of each annual meeting of our stockholders following the effective date of the Director Compensation Policy, an annual award of RSUs (an “Annual Award”) covering a number of shares of our Class A common stock equal to $200,000 divided by the twenty (20) trading day volume weighted average stock price for the twenty (20) trading days prior to the applicable grant date. Any person who first becomes an outside director following the date of an annual meeting of our stockholders will automatically receive a prorated Annual Award to reflect a partial year of service. Any Annual Awards granted from 2022 onwards will vest on the earlier of the one-year anniversary of the date the Annual Award was granted or the day before the next annual meeting of stockholders.

In the event of a “change in control” (as defined in the 2020 Plan), each outside director’s outstanding awards will fully vest, provided that the outside director continues to be an outside director through the date of the change in control.

2025 Proxy Statement	22

Outside Director Compensation for Fiscal Year 2024

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our outside directors for their service on our board of directors, for the fiscal year ended December 31, 2024.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Frank Blome(4)	—	—	—
Brad Buss	136,000	193,113	329,113
Jeneanne Hanley	101,500	193,113	294,613
Susan Huppertz	92,500	193,113	285,613
Prof. Dr. Jürgen Leohold	104,500	193,113	297,613
Dr. Gena Lovett	105,500	193,113	298,613
Dr. Günther Mendl(4)	—	—	—
Dipender Saluja	86,500	193,113	279,613
Sebastian Schebera(4)	—	—	—
Dennis Segers	16,559	411,976	428,535
JB Straubel	80,000	193,113	273,113
Jens Wiese(4)	—	—	—

(1)
Mr. Singh is a co-founder and was an executive officer and employee of the Company until February 14, 2024 and in connection with his transition out of the chief executive officer role, Mr. Singh waived participation in the standard compensation arrangements for outside directors under the Director Compensation Policy effective February 15, 2024. Therefore Mr. Singh did not receive compensation in fiscal year 2024 as an outside director and is intentionally omitted from this table and the table below regarding directors' outstanding equity awards. Prof. Dr. Fritz Prinz is a co-founder of the Company and even though he is an outside director, he received compensation in fiscal year 2024 in connection with certain technical consulting and advisory services provided to the Company, and therefore did not receive additional compensation as an outside director and is intentionally omitted from this table. See “Related Person Transactions—Other Transactions” for a description of the compensation provided to Prof. Dr. Prinz in connection with his technical consulting and advisory services.
(2)
Consists of board of directors and committee annual retainers and, if applicable, board and committee chair retainers.
(3)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each director computed in accordance with the FASB ASC Topic 718. See Note 2 to the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the grant-date fair value of our equity awards.
(4)
The VW Directors, Dr. Mendl and Messrs. Blome, Schebera and Wiese, each waived their right to any compensation for their service as an outside director.

As of December 31, 2024, the outside directors who served during 2024 held the following outstanding equity awards:

Name	Aggregate Number of Shares of Class A Common Stock Subject to Outstanding RSU Awards	Aggregate Number of Shares Underlying Option Awards Outstanding
Frank Blome	—	—
Brad Buss	34,423	1,407,612
Jeneanne Hanley	35,513	—
Susan Huppertz	35,976	—
Prof. Dr. Jürgen Leohold	34,423	242,175
Dr. Gena Lovett	35,611	—
Dr. Günther Mendl	—	—
Prof. Dr. Fritz Prinz	102,422	209,978
Dipender Saluja	34,423	—
Sebastian Schebera	—	—
Dennis Segers	77,149	—
JB Straubel	34,423	520,262
Jens Wiese	—	—

2025 Updates to Outside Director Compensation

In February 2025, our board of directors approved an amendment to the Director Compensation Policy to decrease the additional annual retainer to the non-executive chair of the board of directors from $100,000 to $75,000, to better align our outside director’s compensation to market-competitive levels.

2025 Proxy Statement	23

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2025. Ernst & Young LLP served as our independent registered public accounting firm beginning with our consolidated financial statements for the fiscal year ended December 31, 2021.

At the annual meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our audit committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our Company and our stockholders. If our stockholders do not ratify the appointment of Ernst & Young LLP, then our audit committee may reconsider the appointment. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2024 and December 31, 2023 (with dollar amounts below noted in thousands).

	2024	2023
Audit Fees (1)	$2,892	$2,974
Audit-Related Fees (2)	$4	$47
Tax Fees (3)	$327	$179
All Other Fees	—	—
Total Fees	$3,223	$3,200

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements and related accounting consultations, comfort letter procedures, issuance of consents and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)
“Audit-Related Fees” consist of fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements that are not reported above under the caption “Audit Fees”. The fees listed are primarily for information security assessment.
(3)
“Tax Fees” consists of indirect (non-income) tax advisory and compliance services (credits and incentives).

Auditor Independence

In each of 2024 and 2023, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. In accordance with this policy, all services provided by Ernst & Young LLP for our fiscal years ended December 31, 2024 and December 31, 2023 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the subject matter. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

2025 Proxy Statement	24

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the NYSE listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors. This written charter is reviewed annually for changes, as appropriate. With respect to QuantumScape’s financial reporting process, QuantumScape’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing QuantumScape’s consolidated financial statements. QuantumScape’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of QuantumScape’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare QuantumScape’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP;
•
discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and
•
received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in QuantumScape’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Brad Buss (Chair)
Jeneanne Hanley
Susan Huppertz
Dr. Gena Lovett

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by QuantumScape under the Securities Act or the Exchange Act, except to the extent QuantumScape specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

2025 Proxy Statement	25

PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR NAMED EXECUTIVE OFFICERS COMPENSATION PURSUANT TO A NON-BINDING ADVISORY VOTE.

As required pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our “named executive officers” as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement, as a whole.

The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or the board of directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The board of directors and the compensation committee value the opinions of our stockholders and to the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any additional actions are necessary.

2024 Executive Compensation Program

Our board of directors believes that the detailed information provided above and within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

Proposed Resolution

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”

Vote Required

The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires an affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the subject matter to be approved. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this vote is advisory only, it will not be binding on us, our compensation committee or our board of directors. However, we value our stockholders’ input and will take the vote into consideration when evaluating executive compensation decisions.

2025 Proxy Statement	26

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of April 1, 2025.

Name	Age	Position(s)
Dr. Siva Sivaram	64	President, Chief Executive Officer and Director
Kevin Hettrich	43	Chief Financial Officer
Dr. Timothy Holme	43	Chief Technology Officer and Co-Founder
Michael McCarthy	59	Chief Legal Officer and Head of Corporate Development
Dr. Mohit Singh	46	Chief Development Officer

Dr. Siva Sivaram President since 2023, and Chief Executive Officer and Director since 2024 For the biography of Dr. Siva Sivaram, please see “Board of Directors—Nominees for Director.”

Kevin Hettrich

Chief Financial Officer since 2018

Prior Experience

•
QuantumScape’s Vice President of Business Operations (2016-2018), Senior Director of Finance and Product Management (2014-2016), Director of Product Management (2013-2014), and Manager of Product Management (2012-2013)
•
Private Equity Associate of Bain Capital, an investment firm (2007-2009)
•
Business Analyst at McKinsey & Company, a management consulting firm (2004-2007)

Education

•
B.A. in Economics, Pomona College
•
M.B.A., Stanford Graduate School of Business
•
M.S. in Environment and Resources, Stanford University

Dr. Timothy Holme

Co-Founder and Chief Technology Officer since 2011

Prior Experience

•
Research Associate at Stanford University (2008-2011)

Education

•
B.S. in Physics, Stanford University
•
M.S. in Mechanical Engineering, Stanford University
•
Ph.D. in Mechanical Engineering, Stanford University

2025 Proxy Statement	27

Michael McCarthy

Chief Legal Officer since 2013 and Head of Corporate Development since 2018

Prior Experience

•
Several roles at Infinera Corporation (2003-2013), including as Chief Legal Officer, General Counsel and Chief Administrative Officer
•
Senior Vice President and General Counsel of Ciena Corporation, a network strategy and technology company (1997-2003)

Education

•
B.A. in Mathematical Economics, Colgate University
•
J.D., Vanderbilt University Law School

Dr. Mohit Singh

Chief Development Officer since 2015

Prior Experience

•
QuantumScape’s Vice President, Development
•
Co-founder and CTO, Seeo Inc (acquired by Bosch GmbH)
•
Corporate Research, Arkema
•
Post doctorate research in Chemical Engineering at the Lawrence Berkeley National Laboratory for the University of California, Berkeley

Education

•
B. Tech in Chemical Engineering, Indian Institute of Technology Bombay, India
•
Ph.D. in Chemical and Biomolecular Engineering, Tulane University

2025 Proxy Statement	28

EXECUTIVE COMPENSATION

This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the 2024 Summary Compensation Table below.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the material principles governing our executive compensation policies and decisions, and the material elements of compensation awarded to, earned by or paid to our named executive officers. In addition, we explain how and why the compensation committee determined the specific compensation elements that comprised the 2024 executive compensation program.

2024 Executive Compensation Highlights	29

Our named executive officers (“NEOs”) for 2024 were:

•
Dr. Siva Sivaram, our President since September 2023 and Chief Executive Officer since February 2024 (our “New CEO”);
•
Jagdeep Singh, our Chief Executive Officer until February 2024 (our “Founder CEO”);
•
Kevin Hettrich, our Chief Financial Officer;
•
Dr. Timothy Holme, our Chief Technology Officer;
•
Michael McCarthy, our Chief Legal Officer and Head of Corporate Development;
•
Dr. Mohit Singh, our Chief Development Officer. Dr. Singh is not related to Jagdeep Singh.

CEO and Chairman Transitions	29
Compensation Philosophy and Objectives	32
Executive Compensation Policies and Practices	32
Compensation-Setting Process	34
2024 Compensation Overview	36
Base Salary	36
Annual Incentive Bonus	37
Long-Term Incentive Equity Awards	39
Welfare and Other Employee Benefits	43
Perquisites	43
Executive Letter Agreements	43
Severance Arrangements	43
Other Compensation Policies	43
Tax and Accounting Considerations	45
Compensation-Related Risk	45

The information in this Compensation Discussion and Analysis provides perspective and narrative analysis relating to, and should be read along with, the executive compensation tables that follow.

Executive Summary

CEO and Chairman Transitions

Significant leadership changes occurred in 2024. Dr. Sivaram was appointed as our chief executive officer and board member effective on February 15, 2024 to lead the Company’s next phase of growth. He initially joined the Company in September 2023 as president to oversee the Company's technology and manufacturing groups, with decades of expertise in production and scale up of high complexity hardware. Mr. Singh transitioned out of the chief executive officer role effective February 15, 2024 but continued as chairman of the board until December 31, 2024. Effective February 15, 2024:

•
Dr. Sivaram was appointed as chief executive officer and board member, succeeding the Founder CEO who continued to serve as a board member.
•
The Company implemented the separation of the chief executive officer and board chairman roles.
•
Dr. Sivaram's compensation was aligned with his increased responsibilities as president and chief executive officer taking into consideration his experience, the compensation received by the Founder CEO, market compensation, including outstanding equity levels, for newly-hired and non-founder chief executive officers in the Company's peer group, among other considerations by the compensation committee:
o
Base salary increased by 64% compared to his 2023 base salary as president, and by 2.5% compared to the Founder CEO's base salary in 2023.
o
Annual incentive bonus target adjusted to 125%, as compared to his target of 80% as president in 2023 and to the Founder CEO's target of 100% in 2023.

2025 Proxy Statement	29

o
New CEO Grant (as defined below) awarded consisting of a mix of RSUs (40%) and PSUs (60%), with no further equity grants to the New CEO in 2024.
•
Mr. Singh was not entitled to and did not receive any severance payments in connection with his transition away from the role of chief executive officer or his later retirement from the board. The following compensation changes took effect:
o
Mr. Singh ceased receiving any compensation for service as a Company employee or chief executive officer and waived any participation in the standard compensation arrangements for outside directors under the Company’s Director Compensation Policy.
o
Stock options granted to him under the EPA Program (as defined below) terminated in accordance with its terms.
o
All of his other outstanding equity awards continued to vest in accordance with their terms.

A look into 2025, effective January 1, 2025:

•
Dennis Segers assumed the role of independent chairman of our board, succeeding Mr. Singh who transitioned out of such role and ceased providing any services to the Company.
•
All of Mr. Singh’s then outstanding equity awards that had not yet vested were forfeited according to their terms.
•
All of Mr. Singh’s then outstanding stock options remained exercisable until March 31, 2025, three months after ceasing to be a service provider.

2024 Business Highlights

Our 2024 achievements reflect our progress in and reinforce our position as global leader in solid-state battery technology. Our executive compensation program for 2024 reflects an increased focus on performance-based and at-risk incentives, tied to actual results. Our key business achievements include:

•
Successfully shipped Alpha-2 samples with advanced packaging and high-loading cathodes.
•
Ramped our Raptor process, a disruptively faster and more efficient separator heat-treatment.
•
Commenced low-volume B0 sample production of QSE-5 cells featuring industry-leading performance of 844 Wh/L energy density and fast charging from 10-80% SOC in 12.2 minutes.
•
Released the advanced Cobra separator heat-treatment equipment, paving the way for higher-volume B1 sample production in 2025.
•
Struck a cornerstone collaboration agreement with PowerCo SE, Volkswagen Group's battery manufacturing arm, launching our commercial licensing strategy and shift towards a capital-light model.

A look into 2025: we aim to continue our progress in 2025 by upgrading our baseline processes, shipping B1 samples of QSE-5, and forging more partnerships across the electric vehicle and energy storage sectors to revolutionize energy storage technology.

2024 Executive Compensation Highlights

The compensation committee of the board of directors periodically reviews and refines our compensation programs to attract and retain executive talent, support our evolving business strategy and drive shareholder value. Our named executive officers are generally eligible for base salary, annual incentive bonus, and equity awards in the form of long-term incentive restricted stock units (“RSU”) grants, including performance-based RSUs (“PSUs”) that vest upon achievement of certain corporate milestones, as described below.

2025 Proxy Statement	30

At-a-Glance: A continued focus on performance

Other NEOs
Performance-Based
Time-Based
100%
80%
60%
40%
20%
0%
100%
80%
20%
60%
40%
50%
50%
40%
60%
2022
Refresh
2023
Refresh
2023
Bridge
2024
Refresh
2025
Refresh

Since the introduction of performance-based RSUs (PSUs) in 2023, the proportion of PSUs relative to time-based RSUs granted to our NEOs has increased each year.

The highlights of our 2024 executive compensation program include:

•
Continued emphasis on long-term equity and increased focus on PSU grants: at least 50% of grants to NEOs (60% in the case of the New CEO) in 2024 were PSUs, with the balance delivered in time-based RSUs.
•
Maintained annual incentive bonus targets and increased base salary for NEOs (excluding the New CEO) by 4%.
•
As described above, Dr. Sivaram’s compensation was aligned with his expanded role as president and chief executive officer, reflecting his experience and based on market and peer data, with adjustments to his base salary, bonus target, and a one-time equity award structured as 40% RSUs and 60% PSUs, with no additional equity grants in 2024.
•
Achievement of one 2023 PSU milestone and one 2024 PSU Milestone (as defined below): resulted in 25% of each such 2023 and 2024 PSUs vesting for our NEOs.
•
Achievement of 11 out of 14 goals under the 2024 Bonus Plan (as defined below), resulting in a total payout of 125% of each NEO's target bonus for 2024.

By rewarding performance against predetermined performance goals, we believe that we can more acutely align interests between our named executive officers and our stockholders and better incentivize our named executive officers to build value that can be sustained over time.

The following chart shows the various components of the compensation of our New CEO and other NEOs (excluding our Founder CEO) over the past fiscal year, and further demonstrates our emphasis on long-term performance-based compensation dependent upon corporate performance, and therefore “at risk” compensation.

2025 Proxy Statement	31

A look into 2025: on February 24, 2025, certain of our NEOs and other senior employees entered into agreements with the Company to waive and forfeit (the “EPA Waiver”) the stock options granted to them under the Company’s 2021 Extraordinary Performance Award Program (the “EPA Program”), a performance-based equity incentive program adopted in 2021 for our Founder CEO, primarily, and other key employees and executives, including our then named executive officers. These EPA Waivers are irrevocable, were made without consideration from the Company and participants have not received any promises for any consideration in exchange for the waiver.

The decision to terminate participation in the EPA Program reflects the shared assessment of Company leadership that the program no longer achieves its intended objectives. A key factor in this assessment was the CEO Transition described above: the EPA Program was established under and for the primary benefit and incentive of the Founder CEO; the New CEO was not involved with the Company at the time the EPA Program was designed and implemented and, due to the program's terms, no additional stock options can be issued under the program for the New CEO or any other participant. This CEO Transition has prompted a reevaluation of the EPA Program’s relevance and effectiveness in the context of our current leadership and strategic direction. In addition, the achievement of the stock price vesting thresholds at a minimum of $60 per share of our Class A common stock—an amount far exceeding the stock price of $5.19 as of December 31, 2024—has made it highly unlikely that these milestones will be achieved within a reasonable timeframe regardless of any business milestone achievements, and continued administration of the program imposes considerable administrative burdens and restricts the availability of Company stock for other strategic purposes.

In alignment with the Company’s commitment to long-term value creation and stockholder interests, our leadership team determined that waiving these stock option awards was in the best interest of both the Company and its stockholders. This decision also reflects a broader strategic and team alignment, ensuring that our incentive programs are fully aligned with the Company’s new direction under the New CEO's leadership.

After taking into account the waivers and senior employee departures over the years, including our Founder CEO, the number of outstanding options under the EPA Program has decreased from the full allocation of 16.8 million options in 2021 and 2022 to 1.9 million options as of March 31, 2025, with only 11% of all awards granted under the EPA remaining outstanding as of March 31, 2025. As of December 31, 2024, certain of our named executive officers were still participants of the EPA Program and therefore a description of the EPA Program mechanics is disclosed under “Long-Term Incentive Equity Awards—Previously Granted Outstanding Equity Awards—2021 Extraordinary Performance Award Program,” followed by additional details about the EPA Waiver.

Compensation Philosophy and Objectives

The overall objective of our executive compensation program is to link executive compensation to the performance of our Company, and to motivate our executives, including our named executive officers, to make a long-term commitment to our success. As a development stage Company with no revenue to date, our focus has been to link executive compensation with operational performance of the Company, including product development, production planning, scale-up and licensing, sales/customer development, and long-term value creation for stockholders, among others. Our future success depends, in part, on our ability to continue to attract and retain highly skilled personnel. Our executive compensation program seeks to achieve this objective by ensuring that we can:

•
Reward and retain talented executives, who possess proven experience, knowledge, skills, and leadership;
•
Motivate our executives by giving them a stake in our growth and prosperity and encouraging their continued service; and
•
Align the interests of stockholders and named executive officers by providing meaningful equity incentives that ensure a long-term focus on growth and prosperity.

Based on this philosophy, we have designed our executive compensation program at levels we consider market competitive to encourage the achievement of strong overall results, particularly ambitious long-term financial and operational objectives.

Our executive compensation program is designed with a mix of short-term and long-term components, cash and equity elements and fixed and contingent payments in proportions that we believe provide appropriate incentives to retain and motivate our named executive officers, other senior executives and management team and help to drive success in our business.

Since 2023, our executive compensation program started emphasizing the grant of PSUs, with vesting tied to performance of predetermined goals. See “Long-Term Incentive Equity Awards” below for more information regarding our PSUs.

Executive Compensation Policies and Practices

We endeavor to maintain compensation policies and practices that are consistent with sound governance standards. We believe it is important to provide competitive compensation packages and a high-quality work environment in order to hire, retain and motivate key

2025 Proxy Statement	32

personnel. Our compensation committee evaluates our executive compensation program on an ongoing basis to ensure that it is consistent with our short-term and long-term goals given the nature of the market in which we compete for key personnel.

The following policies and practices were in effect during 2024:

What we do

Long-Term “At-Risk” Performance-Based Compensation

The majority of our executive compensation program is comprised of long-term performance-based compensation, and therefore “at risk,” dependent upon corporate performance and equity-based, including PSUs, to align the interests of our executives with our stockholders. In 2024, 50% of the equity awards granted to our named executive officers as annual refresh grants and 60% of the CEO new hire award were PSUs dependent upon corporate performance, and therefore “at risk,” to align the interests of our executives with our stockholders.

Independent Compensation Committee

Our compensation committee is comprised solely of independent directors who have established effective means for communicating with each other and with our stockholders, and implementing their executive compensation ideas, as well as addressing their concerns.

Independent Compensation Consultant	Our compensation committee engaged its own compensation consultant, Compensia, a national compensation consulting firm, to assist with its 2024 compensation review and analysis.

Annual Executive Compensation Review	Our compensation committee conducts an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes.

Clawback Arrangements

We maintain clawback arrangements with our executive officers to recover erroneously awarded incentive-based compensation received after October 2, 2023 in the event that we have to prepare accounting restatements due to our material noncompliance with any financial reporting requirement under the securities laws, including in the case of a recipient’s perpetration of common law fraud or a recipient’s misconduct that is materially injurious to the business reputation of, or is otherwise materially injurious to, any member of the Company group. In addition, the terms of the awards under the EPA Program provided for recovery of such awards under certain circumstances, as described below.

Stock Ownership Guidelines	Our directors and executive officers are subject to stock ownership guidelines. See “Other Compensation Policies—Stock Ownership Guidelines” below for a description of our stock ownership guidelines.

What we don't do

No Special Perquisites and Benefits

Our executives are eligible to participate in broad-based Company-sponsored retirement, health and welfare benefits programs on the same basis as our other full-time, salaried employees.

At this time, we provide limited perquisites and other personal benefits to our executives and certain senior employees. Other than a 401(k) plan, we do not provide any other retirement benefits to employees, including our named executive officers.

No “Golden Parachute” Tax Reimbursements

We do not provide any tax reimbursement payments (including “gross-ups”) on any tax liability that our executives might owe as a result of the application of Sections 280G or 4999 of the Internal Revenue Code (the “Code”).

No Hedging and Pledging

Our Insider Trading Policy prohibits our employees, including our executive officers and the members of our board of directors, from hedging any Company securities, from pledging any Company securities as collateral for any loan or as part of any other pledging transaction, or from holding any Company common stock in margin accounts.

No “Single-Trigger” Change-in-Control Arrangements

Our named executive officers are not eligible for payments and benefits that are payable solely as a result of a change-in-control in the Company.

All change-in-control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of our Company plus an involuntary termination of employment before payments and benefits are paid).

No Timing Grants to Release of Material Nonpublic Information

We do not have a practice of granting stock options, stock appreciation rights, or similar option-like instruments. We have a practice of granting time-based and performance-based equity on a regular prescheduled cadence irrespective of any release of material nonpublic information.

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Compensation-Setting Process

Role of Compensation Committee

Each year, our compensation committee conducts a review of our executive compensation program and related policies and practices and establishes:

•
a bonus plan, including metrics and related target levels for the year, applicable to all of our eligible employees, including our named executive officers,
•
annual equity award guidelines for all of our eligible employees and grants for our executives, including our named executive officers, and
•
the base salary of our executives, including our named executive officers.

In determining the compensation of the members of our executive team, including our named executive officers, for 2024, our compensation committee reviewed and considered the following factors:

Existing Compensation Arrangements	• Base salary • Target bonus opportunities • Vesting status and value of outstanding equity awards

Competitive Market Data	• Provided by Compensia • Reference point for measuring the competitive marketplace • Compensation policies and practices of comparable publicly traded companies

Strategic Business Plan	• Alignment with Company growth objectives • Alignment with shareholder interests • Contribution to achieving long-term goals and driving innovation

Management Input
•
Core responsibilities and criticality of role
•
Past individual performance and expected future contributions
•
Internal pay equity based on the impact of business and performance
•
Input from our CEO, CLO, and CHRO (except with respect to their own compensation)

Role of Management

In carrying out its responsibilities, our compensation committee works with members of our management, including our chief executive officer, chief legal officer, and chief human resources officer. In 2024, these members of management assisted our compensation committee in developing our executive annual bonus plan based on metrics that contain appropriately rigorous goals and target levels. Our chief executive officer provides recommendations on compensation matters for our employees in general and all of his direct reports, including our named executive officers. Our chief executive officer, chief legal officer, and chief human resources officer usually attend compensation committee meetings. No members of management participate in compensation committee deliberations or decisions regarding their own compensation and none of them are present when their own compensation is determined.

Role of Compensation Consultant

Compensia has been engaged by and serves as our compensation committee’s compensation consultant. Compensia reviews the compensation arrangements of our executives and generally assists our compensation committee in analyzing executive and employee compensation, and the compensation of the non-employee members of our board of directors. Compensia provides support for our compensation committee by attending committee meetings, providing recommendations regarding the composition of our compensation peer group, analyzing competitive compensation data and formulating recommendations for executive and outside director compensation. Our compensation committee also requests specific analyses to assist our compensation committee in the design and structure of our executive and outside director compensation programs.

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Our compensation committee has determined that the work of Compensia does not raise any “conflict of interest” in accordance with Item 407(e)(3)(iv) of Regulation S-K and the listing standards of the NYSE.

Competitive Positioning

In setting executive compensation, our compensation committee takes a holistic approach to the selection of peer companies, considering a range of qualitative and quantitative factors based on publicly available data on the compensation policies and practices of comparable publicly traded companies. This information helps the committee understand the competitive market for executive talent.

With respect to decisions regarding the 2024 compensation of our executives, including our named executive officers, our compensation committee reviewed competitive market data analysis prepared by Compensia which included but was not limited to the following criteria:

•
Industry Sectors: mix of technology and industrial sector companies with complex products and/or operations related to the electric vehicle and clean energy industries
•
Market Capitalization Range: approximately 0.25x to 4.0x of our 30-day average
•
Revenue: although typical for determining cash compensation levels, for pre-revenue companies this metric provides less insight

Our compensation committee determines the peer group by identifying companies that, at the time of selection, are our potential competitors in both the senior-executive labor market and the capital market, and that demonstrate similar growth and performance potential. While the criteria described above guide the selection by our committee, they do not guarantee inclusion in our peer group. The committee places a greater emphasis on the growth and performance potential of the companies rather than solely on revenue numbers, recognizing that our Company operates within the highly competitive and growth-oriented market of Silicon Valley and that revenue is a lesser consideration when evaluating executive compensation for pre-revenue companies. Companies that may meet some criteria but are deemed irrelevant for other reasons—such as having smaller market capitalizations or operating in a less relevant sector—are excluded.

For 2024, the compensation committee reviewed and approved changes to our executive compensation peer group, adding ChargePoint Holdings, Gentherm, and Lucid Group and removing First Solar, Monolithic Power Systems, and Solid Power. As approved by our compensation committee on October 16, 2023, the following companies comprised our compensation peer group for 2024:

Ballard Power Systems	Plug Power
Bloom Energy	Power Integrations
BorgWarner	SunPower
ChargePoint Holdings	Sunrun
Cognex	Teradyne
Gentherm	Thor Industries
Lear	Trimble
Lucid Group	Virgin Galactic Holdings
Lumentum Holdings	Visteon
Lyft

The competitive market data from the peer group serves as a reference during the compensation committee’s evaluation and decision-making process regarding executive compensation. However, the committee does not benchmark our executives’ compensation to any specific level or against any particular peer group member. Instead, the data helps the committee understand market practices and provides context for its decisions—especially as we operate in a highly competitive and rapidly evolving market. The compensation committee exercises discretion in determining the nature and extent of the use of market data, which may vary by executive. Actual compensation decisions are based on multiple factors, as described in the “Role of Compensation Committee” section.

A look into 2025: in October 2024, the compensation committee reviewed and approved changes to our peer group for purposes of determining 2025 executive compensation, adding Enovix, Fluence Energy, indie Semiconductor, IonQ, LiveWire Group and SiTime to our peer group, and removing Lear, SunPower, Teradyne, Trimble, and Virgin Galactic Holdings. In making this determination, the compensation committee considered the market capitalization of each company, removing any high or low outliers, and added companies that better aligned with the selection criteria discussed above.

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2024 Compensation Overview

Our executive compensation program for 2024 consisted of the following principal compensation elements:

Base salary

Base salary is a customary, fixed element of compensation intended to attract and retain our executives, including our named executive officers, and compensate them for their day-to-day efforts.

Our compensation committee reviews base salary every year, as well as at the time of a promotion or other change in responsibilities, and considers each executive’s performance, prior base salary level, competitive market data, breadth of role, and the other factors described in the “Compensation Setting Process—Role of Compensation Committee” section above.

Annual incentive bonus

Our compensation committee establishes annual incentive compensation opportunities under our bonus plan. Our bonus plans are designed to motivate and reward our executives, including our named executive officers, to perform to the best of their abilities and to achieve our corporate financial, operational, and strategic objectives.

Since 2023, our compensation committee decided to pay out the bonus in the form of fully vested RSUs to our named executive officers and other eligible exempt employees to align with the Company’s objective to conserve cash.

Long-term incentive equity awards

We use equity awards to incentivize and reward our executives (including our named executive officers) for long-term corporate performance based on the value of our Class A common stock and, thereby, to align the interests of our executives with those of our stockholders. We grant full value awards for shares of our common stock, or awards without a purchase price, such as RSU awards. We also grant PSUs (RSUs with vesting subject to continued service and the achievement of performance milestones) to our named executive officers and continue to structure grants with increased weight (at least 50%) on PSUs to better align compensation with the achievement of corporate goals.

Base Salary

In February 2024, our compensation committee reviewed the base salary of our executives, including our then NEOs in light of the competitive market for executive talent and in line with its continued intention to retain and incentivize our NEOs and align executive total target cash compensation with competitive market levels. In setting our New CEO's base salary for 2024, the compensation committee reviewed and considered his experience and increased responsibilities as president and chief executive officer, the base salary of our Founder CEO in 2023, market compensation for newly-hired and non-founder chief executive officers in the Company's peer group, among other considerations, and approved a base salary for Dr. Sivaram in 2024 reflecting a 64% increase from his 2023 base salary and a 2.5% increase from the Founder CEO's 2023 base salary.

The following table sets forth the 2024 annual base salary for each of our named executive officers, as approved by our compensation committee and our board, as applicable, in February 2024:

Name	2023 Base Salary	Increase	2024 Base Salary(1)
Dr. Siva Sivaram(2)	$500,000	64.0%	$820,000
Jagdeep Singh(3)	$800,000	—	—
Kevin Hettrich	$470,000	4.0%	$489,000
Dr. Timothy Holme	$470,000	4.0%	$489,000
Michael McCarthy	$470,000	4.0%	$489,000
Dr. Mohit Singh	$470,000	4.0%	$489,000

(1) Effective April 1, 2024, except for Dr. Sivaram.

(2) Effective February 15, 2024, Dr. Sivaram assumed the role of chief executive officer of the Company and his 2024 base salary became effective.

(3) Mr. Singh transitioned out of his role as chief executive officer, effective as of February 15, 2024.

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Annual Incentive Bonus

2024 Bonus Plan

In February 2024, our compensation committee established the 2024 corporate bonus plan (the “2024 Bonus Plan”). To determine the target annual incentive bonus opportunities for each of our executives, including each of our named executive officers, the compensation committee considered each executive’s total target annual incentive compensation, and consistent with its general intention that our executives’ total target cash compensation be market-competitive, the breadth of his or her responsibilities and the other factors described in the “Compensation-Setting Process—Role of Compensation Committee” section above. In 2024, our compensation committee and board of directors maintained the same target annual incentive bonus percentage as 2023 for our NEOs, other than our New CEO. In February 2024, the board approved Dr. Sivaram’s target annual incentive bonus at 125% of his 2024 eligible earnings in light of his transition as the new chief executive officer of the Company, a 25% increase compared to the Founder CEO 2023 target inventive bonus of 100%. The target annual incentive bonus of our named executive officers for 2024 was the following:

Name	2024 Target Annual Incentive Bonus (% of actual 2024 eligible earnings)
Dr. Siva Sivaram	125%
Jagdeep Singh(1)	—
Kevin Hettrich	50%
Dr. Timothy Holme	50%
Michael McCarthy	50%
Dr. Mohit Singh	50%
(1)
Mr. Singh transitioned out of his role as chief executive officer effective as of February 15, 2024.

The 2024 Bonus Plan was designed with the intent to align employees’ interests with our corporate goals and incentivize achievement of critical milestones essential to driving long-term stockholder value. In March 2024, the compensation committee approved the establishment of the 2024 Bonus Plan, which is based on the achievement of 14 pre-established corporate goals divided into three groups across various areas, including commercial, technical, operational and corporate development. In contrast to 2023's payout approach whereby each goal and corresponding payout was weighted equally, under the 2024 Bonus Plan, each goal group is weighted proportionate to the relative business importance, scope and anticipated difficulty of achievement during 2024. More specifically, under the 2024 Bonus Plan, total payout ranges from 0% to 150%, depending on the number and weighting of the specific goals achieved during the measurement period. Upon achievement of each goal, potential and actual payout under the 2024 Bonus Plan is as indicated in the following table:

Group*		Maximum Potential Achievement		Actual 2024 Achievement

		Goals to Achieve by Measurement Date	Potential Payout (Per Goal)	# of Goals	Percentage Payout

A	Technical (cell specification and delivery achievement)	1	35%	1	35%
B	Technical, Operational and Commercial (cell demonstration, film and cell production, and other key technology development; objectives advancing production and performance of our technology; and matters furthering commercialization of our products)	10	10% each	8	80%
C	Corporate Development (matters driving overall business growth)	3	5% each	2	10%

Total:		14	150%	11	125%

*The descriptions are illustrative of the nature of the goals and not intended to be a comprehensive summary of all the goals for the applicable functional area. For reasons noted below, the specifics of the goals are not disclosed.

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Disclosure of Plan Goals

As a development stage company with no revenue to date, our focus has been to link compensation with the achievement of measurable, meaningful and rigorous performance goals that drive long-term stockholder value. Our 2024 Bonus Plan (as well as our Refresh Equity Awards, as discussed below under “Long-Term Incentive Equity Awards—Refresh Equity Awards”) therefore employs technology and product development milestones, rather than financial metrics that are already publicly disclosed, that directly reflect the progress of our most critical research and development activities. However, because our technologies are in early-stage development, premature disclosure of near-term performance objectives can, among other risks, pose significant competitive risks to our pipeline and business strategies and cause unwarranted market volatility due to misinterpretation of unpredictable fluctuations in R&D timelines as signals of long-term performance. Our responsibility to protect the Company’s strategic and competitive interests at this critical pre-commercial stage drive our decision not to disclose the specifics of the 2024 Bonus Plan goals.

While we firmly believe that limiting the disclosure of the details surrounding our milestones enables us to maintain our competitive advantages, we will continue to evaluate our disclosure practices and remain committed to updating our stockholders with the information necessary to understand and assess our compensation program and our business progresses.

Plan Design Considerations

The mechanics around goal achievement and payment retain design elements from 2023's plan (the “2023 Bonus Plan”). To continue to incentivize employees and drive milestone achievement throughout the year, the 2024 Bonus Plan provided for an interim payout based on the number of goals achieved by June 30, 2024 and target bonus amount based on eligible earnings from January 1 until June 30, 2024, and a final payout based on the aggregate number of goals achieved by December 31, 2024 and target bonus amount based on full year 2024 eligible earnings, reduced by the amount of interim payout, if any.

As was the case in the prior year, to maintain the Company's objective to conserve cash, the compensation committee decided to continue to pay our NEOs and other exempt employees the 2024 bonus in the form of fully vested RSUs under the 2020 Plan. The number of RSUs awarded as interim and final bonus payouts were calculated based on the closing market price of our Class A common stock on each interim and final RSU grant dates, and each interim and final payouts’ RSUs vested immediately on their respective grant dates. The final number of shares received by each participant was subject to sale-to-cover transactions effected to satisfy withholding tax obligations.

Plan Goal Achievement and Payout

In 2024, we achieved three goals by June 30, 2024, and an additional eight goals were achieved by December 31, 2024, totaling 11 out of 14 goals, resulting in a total payout of 125% of each participant’s target bonus for 2024. The interim 2024 bonus payout was made in August 2024 and the final 2024 bonus payout was made in February 2025.

The table below shows the aggregate dollar values and number of RSUs received as bonus payouts by our NEOs under the 2024 Bonus Plan:

	2024 Bonus Plan Payout
Name	$(1)	# of RSUs(2)
Dr. Siva Sivaram	1,208,171	250,357
Jagdeep Singh(3)	—	—
Kevin Hettrich	290,672	60,066
Dr. Timothy Holme	302,425	62,572
Michael McCarthy	302,425	62,572
Dr. Mohit Singh	302,425	62,572

(1) These amounts represent the aggregate grant-date fair value of awards granted to each NEO, computed in accordance with the FASB ASC Topic 718. See Note 2 to the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the grant-date fair value of our equity awards. These amounts are disclosed in the “2024 Summary Compensation Table” below under the “Stock Awards” column.

(2) Reflects the aggregate number of shares received as interim payout in August 2024 and final payout in February 2025, calculated based on the closing market price of our Class A common stock on each of the interim and final RSU grant dates.

(3) Mr. Singh transitioned out of his role as Founder CEO effective as of February 15, 2024 and was therefore ineligible to receive the 2024 Bonus Plan payout.

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Long-Term Incentive Equity Awards

Refresh Equity Awards

The compensation committee grants refresh equity awards to our named executive officers generally on an annual basis. These awards are made under the 2020 Plan and are designed to motivate and reward executive officers to deliver against the Company’s performance goals, support the retention of top talent, and create ownership alignment with stockholders. The compensation committee does not benchmark equity compensation at any particular level versus the competitive market data, however it considers total cash and equity compensation peer group data for each role in the determination of individual refresh equity awards to our named executive officers.

In April 2024, our compensation committee approved long-term incentive equity refresh grants to our NEOs consisting of a mix of time-based RSUs (50%) and PSUs (50%). In connection with the CEO Transition, our Founder CEO and our New CEO did not receive refresh equity awards in 2024. The compensation committee decided to grant these awards as a retention tool and increased the emphasis on PSUs—rather than RSUs—as they vest based on continued service and achievement of certain corporate performance milestones over time, with the goal of incentivizing long-term performance and aligning the interests of senior executives with those of stockholders. These milestones, which are linked to technical development and prototype battery cell delivery goals, were intentionally set to be difficult to achieve, ensuring that only significant achievements in the Company's core objectives will result in vesting, reflecting the rigorous nature of the program. The structure of these equity awards and milestones emphasizes our compensation committee's commitment to setting high standards and rewarding only the most meaningful contributions to the Company's success. The rigorous nature of these milestones highlights the Company’s dedication to delivering strong long-term results while ensuring that executives’ interests remain tightly aligned with the Company’s performance.

The amount of the refresh awards varied among the NEOs after taking into account the value of unvested equity awards already held by them (including the EPA Program), their relative contributions during 2023, and anticipated levels of responsibility for key corporate objectives in 2024.

The table below lists the refresh awards that our NEOs received in 2024:

2024 Refresh Awards
Name	Target Value ($)	Number of RSUs (50%)(1)	Number of PSUs (50%)(1)
Dr. Siva Sivaram(2)	—	—	—
Jagdeep Singh(3)	—	—	—
Kevin Hettrich	3,720,816	311,105	311,105
Dr. Timothy Holme	3,491,507	291,932	291,932
Michael McCarthy	3,180,403	265,920	265,920
Dr. Mohit Singh	3,491,507	291,932	291,932

(1) Calculated based on the trailing 20-day volume weighted average price of the Company’s Class A common stock at the time of the approval request for the awards and, accordingly, differs from the grant date fair values reported in the “2024 Summary Compensation Table” below under the “Stock Awards” column.

(2) Dr. Sivaram did not receive refresh equity awards due to the grant awarded to him in connection with his transition into the role of New CEO of the Company. See “New-Hire and Promotion Equity Awards—New CEO Grant” below for more information.

(3) Mr. Singh transitioned out of the role of chief executive officer of the Company effective as of February 15, 2024 and therefore did not receive a 2024 refresh award.

The RSU awards vest on equal quarterly installments over a four-year period starting on August 15, 2024, subject to the NEO continuing to be a service provider through the applicable vesting date. The PSU awards vest subject to the Company's achievement of four corporate milestones (the “2024 PSU Milestones”), with each 2024 PSU Milestone corresponding to 25% of the PSUs and vesting on the quarterly vesting date immediately following certification by the compensation committee of such milestone achievement, so long as each such milestone is achieved before May 2027 and the NEO continues to be a service provider through such vesting date.

The 2024 PSU Milestones were designed to be challenging and ambitious, with the goal of incentivizing long-term performance and aligning the interests of senior executives, including our NEOS, with those of stockholders. These milestones, which are linked to technical development and prototype battery cell delivery goals, were intentionally set to be difficult to achieve. This ensures that only significant achievements in the Company's core objectives will result in vesting, reflecting the rigorous nature of the program. The 2024 PSU Milestones are not specifically disclosed due to competitive reasons as discussed above under “Annual Incentive Bonus—2024 Bonus Plan” starting on page 37, but generally consist of technical development demonstration and prototype battery cell delivery goals.

As of December 31, 2024, one 2024 PSU Milestone has been achieved, resulting in 25% of such PSUs vesting for eligible recipients, including our NEOs, in February 2025. The remaining milestones, with a deadline for achievement by May 2027, remain challenging and require sustained performance and continued progress in the Company’s technical development and product delivery. The grant

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date fair values of the refresh equity awards granted to our named executive officers are included in the “Stock Awards” column of the “2024 Summary Compensation Table” and in the “2024 Grants of Plan-Based Awards Table” below.

New-Hire and Promotion Equity Awards

New hire and promotion equity awards are generally determined based on our internal equity grant guidelines and through arm’s-length negotiations at the time of hire or promotion. For executive officer roles, the compensation committee does not benchmark new hire or promotion equity compensation at any particular level versus the competitive market data, however it considers total cash and equity compensation peer group data for each role in the determination of individual new hire or promotion equity awards. In making these awards, we consider, among other things, the prospective role and responsibility of the individual executive, competitive factors, the expectations concerning the size of the equity award, the cash compensation to be received by the executive, and the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

New CEO Grant

In February 2024, Dr. Sivaram was appointed as the our chief executive officer, succeeding Mr. Singh, who had served as the Company's founder chief executive officer since he co-founded the Company in 2010. Upon recommendation of our compensation committee, the board of directors approved certain changes to Dr. Sivaram’s initial compensation arrangements as president to align his compensation to his increased responsibilities as president and chief executive officer, including the granting of a one-time long-term incentive equity award in the form of time-based RSUs (40%) and PSUs (60%) (the “New CEO Grant”). The compensation committee approved this non-recurring New CEO Grant with the intent to retain and incentivize Dr. Sivaram, as they vest based on continued service and achievement of certain corporate performance milestones over time and their value is directly linked to stock price, therefore rewarding Dr. Sivaram for sustained growth and aligning his interests directly with those of our stockholders. In setting the New CEO Grant, the compensation committee also reviewed and considered market compensation and outstanding equity award levels for newly-hired and non-founder chief executive officers in the Company's peer group, also taking into consideration the value of Dr. Sivaram's outstanding new hire equity awards. In view of the New CEO Grant, Dr. Sivaram did not receive a refresh equity award in 2024 but he is expected to receive the refresh equity awards in 2025 and going forward in connection with our annual refresh equity award cycle.

The table below lists the New CEO Grant that Dr. Sivaram received in 2024 upon transitioning into the role of New CEO:

New CEO Grant	$	#(1)
RSUs (40%)	7,048,352	976,226
PSUs (60%)	10,572,535	1,464,340
Total	17,620,887	2,440,566

(1) Calculated based on the trailing 20-day volume weighted average price of the Company’s Class A common stock at the time of the approval request for the awards and, accordingly, differs from the grant date fair values reported in the “2024 Summary Compensation Table” below under the “Stock Awards” column.

Previously Granted Outstanding Equity Awards

Bridge Equity Program

In January 2023, the compensation committee approved a proposal for a bridge equity program under the 2020 Plan to motivate and retain senior employees, including named executive officers at that time, amid then challenging market conditions affecting our stock price and, therefore, the value of outstanding equity held by our senior employees. The 2023 Bridge Equity Program, evaluated by the committee alongside the EPA Program and annual refresh equity awards, focused on long-term performance-based compensation and introduced PSU awards that vest based on continued service and achievement of corporate performance milestones, with their value linked to the stock price, thus aligning executive officers' interests with those of stockholders.

As of December 31, 2024, one 2023 PSU milestone has been achieved, resulting in 25% of such PSUs vesting for eligible recipients, including our NEOs, in August 2024. The remaining milestones, with a deadline for achievement by May 2026, remain challenging and require sustained performance and continued progress in the Company’s technical development and product delivery.

2021 Extraordinary Performance Award Program

In 2021, our board and shareholders approved the EPA Program. The primary purpose of the EPA Program was to incentivize primarily our Founder CEO and also other NEOs and members of senior management by granting equity awards tied to achieving both exceptional stock performance and significant milestones over a nine-year period. The EPA Program also sought to encourage us to seek large-scale deployment of the Company’s technology and accordingly had business milestones that emphasized production and sales growth over the nine-year period.

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The EPA Program provided stock option grants to our Founder CEO and other then named executive officers and key selected service providers, that vest over five equal tranches, each covering 20% of the shares subject to the grants. Each of the five tranches vest only if the Company first achieves a new business milestone from one of 11 identified business milestones, and then achieves the next applicable stock price target ($60, $120, $180, $240 and $300), within 10 years of the initial grants. These stock price targets were determined based on analysis of information available at the time of plan design.

Tranche	Business Milestone Requirement	Stock Price Target
1	Achievement of one business milestone	$60
2	Achievement of two business milestones (inclusive of the business milestone applicable to Tranche 1)	$120
3	Achievement of three business milestones (inclusive of the business milestones applicable to Tranche 2)	$180
4	Achievement of four business milestones (inclusive of the business milestones applicable to Tranche 3)	$240
5	Achievement of five business milestones (inclusive of the business milestones applicable to Tranche 4)	$300

The 11 business milestones are as follows:

Business Milestones*
●	Delivery of an A-sample battery cell that meets specifications agreed upon with an automaker
●	The validation by an auto maker of a completed B-sample battery cell (a B-sample battery cell is a functional, complete battery cell prototype produced from our pre-pilot or sample production line)
●	Delivery of at least 1-gigawatt hour (GWh) of battery cells to a single customer
●	Delivery of at least 3-gigawatt hour (GWh) of battery cells to each of three or more customers, with at least one of such customer being an auto maker
●	$5 billion in GAAP revenue over a period of trailing four quarters
●	$10 billion in GAAP revenue over a period of trailing four quarters
●	Total cumulative battery cell production of 500 GWh
●	Total cumulative battery cell production of 1,000 GWh
●	Adjusted EBITDA margin of at least 25% over four consecutive quarters
●	10% of worldwide market share in automotive battery cells (excluding China)
●	20% of worldwide market share in automotive battery cells (excluding China)

* To permit flexibility in how the business develops, the production and market share targets include cells manufactured by the Company and its subsidiaries, joint ventures and licensees, and by cell makers who incorporate separators manufactured by or under license from the Company.

As of December 31, 2024, one business milestone has been achieved; however, because no stock price target has been achieved, no shares have vested to date.

As part of the EPA Program design process, our compensation committee and board of directors sought to balance a variety of important objectives, including to motivate and incentivize long-term commitment by our Founder CEO and other key service providers, including our NEOs, to deliver sustainable and significant stockholder value through the achievement of ambitious performance milestones. In the context of our current leadership and strategic direction following our CEO Transition, the EPA Program's purpose to motivate our leadership and key contributors to remain dedicated to the Company has been greatly diminished. Therefore, in February 2025, our NEOs (other than our New CEO) and certain other senior employees entered into agreements with the Company to irrevocably waive and forfeit the stock options granted to them under the EPA Program. For additional information see the discussion below under “EPA Waiver.”

The table below lists the option awards under the EPA Program that our NEOs received in 2021 and that were outstanding as of December 31, 2024, all of which have since been irrevocably waived and forfeited in 2025, for no consideration, as described below:

Name	Options Awarded under the EPA Program
Kevin Hettrich	419,956
Dr. Timothy Holme	839,913
Michael McCarthy	419,956
Dr. Mohit Singh	839,913

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EPA Waiver

On February 24, 2025, our NEOs (other than our New CEO who was not yet an employee of the Company when the EPA Program was designed and implemented and, therefore, did not and cannot receive any awards under the EPA Program) and certain other senior employees entered into agreements with the Company to irrevocably waive and forfeit the stock options granted to them under the EPA Program. These waivers were made without consideration from the Company and such participants have not received any promises for any consideration in exchange for their waivers.

The decision to waive participation in and forfeit the stock options granted under the EPA Program reflects the shared assessment of Company management that the program no longer achieves its intended objectives. Specifically:

•
The departure of our Founder CEO, who was the primary beneficiary of the EPA Program, along with several other original recipients, has resulted in strategic misalignment. Under the terms of the program, no additional stock options can be granted to the New CEO or other employees. Therefore, the original purpose of the EPA Program to incentivize long-term commitment has significantly diminished.
•
Given that the vesting thresholds begin at $60 per share of our Class A common stock—an amount far exceeding the stock price of $5.19 as of December 31, 2024 (in comparison with $24.91 at the time the program was approved on October 21, 2021)—it is highly unlikely that these milestones will be achieved within a reasonable timeframe regardless of any business milestone achievements. As a result, the stock options are significantly “underwater” and unlikely to vest.
•
Continued administration of the EPA Program imposes considerable administrative burdens, requiring substantial internal resources for ongoing monitoring, record-keeping, compliance tracking, financial reporting and management oversight. Eliminating these tasks allows management to focus more effectively on strategic and operational initiatives critical to the Company's success.
•
Outstanding EPA grants create equity overhang, restricting the availability of Company stock for other strategic purposes. By freeing up equity previously reserved under the EPA Program, the Company can reallocate shares more effectively to support broader workforce talent retention, align employee interests with those of stockholders, and strengthen overall organizational motivation and performance.

In alignment with the Company’s commitment to long-term value creation and stockholder interests, our leadership team determined that waiving these stock option awards was in the best interest of both the Company and its stockholders. This decision also reflects a broader strategic and team alignment, ensuring that our incentive programs are fully aligned with the Company’s new direction under the New CEO's leadership.

Since establishment of the EPA Program, certain senior employees who received EPA Program awards have departed from the Company and their grants were automatically terminated concurrent with their departures. Over the years, these departures have led to a natural decline in the number of outstanding shares held up under the EPA Program.

After taking into account the waivers and senior employee departures over the years, including our Founder CEO, the number of outstanding options under the EPA Program has decreased from the full allocation of 16.8 million options in 2021 and 2022 to 1.9 million options as of March 31, 2025, with only 11% of all awards granted under the EPA remaining outstanding as of March 31, 2025.

2025 Proxy Statement	42

Welfare and Other Employee Benefits

We provide benefits to our executives, including our NEOs, on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; voluntary critical illness insurance; short-and long-term disability insurance; and a health savings account to those participating in a high deductible health plan.

We provide a tax-qualified Section 401(k) plan for all employees, including the NEOs. We do not provide a match for participants’ elective contributions to the 401(k) plan, nor do we provide to employees, including our NEOs, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, nonqualified deferred compensation plans, and nonqualified defined contribution plans.

Perquisites

Our NEOs are eligible to participate in the same benefit and perquisite programs as our other employees, except that our NEOs and certain other senior employees are eligible for a financial consulting and planning service sponsored by the Company.

Executive Letter Agreements

We do not have formal employment agreements with any of our NEOs. Each of our NEOs other than our Founder CEO have entered into employment offer letters with us at the time of his hire or promotion, as the case may be, setting forth their respective initial compensation, that the NEOs' employment is “at will,” and also including customary confidentiality, non-solicitation and intellectual property assignment provisions.

Severance Arrangements

Change in Control and Severance Agreements

In late 2020, our compensation committee determined it was appropriate to design a program that provides for certain payments and benefits in the event of a qualifying termination of employment, including a termination of employment in connection with a change in control of the Company. Our compensation committee believes that such a program enables selected employees, including our NEOs, to maintain their focus and dedication to their responsibilities to help maximize stockholder value by minimizing distractions due to the possibility of an involuntary termination of employment or a termination of employment in connection with a potential change in control of the Company. We also believe that these arrangements further our interest in encouraging retention among our NEOs.

In March 2021, our board approved a change in control and severance program. We have entered into a change in control and severance agreement, or a CIC Agreement, with each of our NEOs.

The CIC Agreements require us to make specific payments and benefits in connection with the termination of an executive officer’s employment under certain circumstances. These CIC Agreements superseded any other agreement or arrangement relating to severance benefits with these executive officers or any terms of their option agreements related to vesting acceleration or other similar severance-related terms.

The CIC Agreements will remain in effect for an initial term of three years. At the end of the initial term, each CIC Agreement will automatically renew for an additional one-year period unless either party provides notice of nonrenewal within 90 days prior to the date of the automatic renewal. The CIC Agreements also acknowledge that each of these NEOs is an at-will employee, whose employment can be terminated at any time. In order to receive the severance benefits under the CIC Agreements, each of these NEOs is obligated to execute a release of claims against us.

Our Founder CEO was not entitled to and did not receive any severance payments in connection with his transition away from the role of chief executive officer in February 2024 or his later retirement from the board in December 2024.

For a description of the potential payments under the CIC Agreements and change in control provisions under our EPA Program, see “Compensation Tables—Potential Payments upon Termination or Change in Control” below.

Other Compensation Policies

Compensation Recovery Policy

In October 2023, our compensation committee reviewed and approved a compensation recovery policy (the “Clawback Policy”),

2025 Proxy Statement	43

designed to comply with, and be interpreted in a manner consistent with, Section 10D of the Exchange Act and the applicable rules of the NYSE. Under the Clawback Policy, the Company will recover certain incentive-based compensation erroneously awarded (the “Excess Compensation”) to a current or former Section 16 officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), in the event of an accounting restatement. Unless an exception applies, the Company will recover reasonably promptly from each Covered Officer the Excess Compensation received by such Covered Officer in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws as provided in the Clawback Policy. Furthermore, under the Clawback Policy, the Company is prohibited from indemnifying any Covered Officer against the loss of Excess Compensation and from paying or reimbursing a Covered Officer for purchasing insurance to cover any such loss.

With respect to options granted under the EPA Program, we are entitled to recover the option and any compensation previously paid to or profits realized by a participant with respect to the participant’s option, in the event that we determine that there was (i) any willful, material violation by the participant of any law or regulation applicable to the business of any Company group member, (ii) the participant’s conviction for, or plea of guilty or no contest to, a felony or a crime involving moral turpitude, (iii) any willful perpetration by the participant of a common law fraud or (iv) any other misconduct by the participant which is materially injurious to the business reputation of, or is otherwise materially injurious to, any Company group member.

Additionally, our 2020 Plan and Employee Incentive Compensation Plan permit us to implement additional compensation recoupment provisions.

Stock Ownership Guidelines

We adopted stock ownership guidelines for directors and executive officers of the Company, which became effective as of April 21, 2022. These guidelines require that, subject to certain exceptions, the directors and executive officers own common stock with a value equal to at least:

•
in the case of outside directors, three times the value of his or her annual retainer for service on the board of directors (not including any additional fees received for committee service, lead independent director service, or meeting attendance);
•
in the case of the chief executive officer, five times the value of his or her annual base salary;
•
in the case of each other executive officer, three times the value of his or her annual base salary.

Such ownership levels must be satisfied by the later of the fifth anniversary of the effective date of the guidelines or five years after a person becomes a director or executive officer. After the end of the applicable five-year phase-in period, unless and until a director or executive officer has satisfied his or her applicable level of ownership, he or she is required to retain an amount equal to 50% of the shares received as the result of the exercise, vesting or payment of any equity awards after any shares are sold or withheld, as the case may be, to (i) pay any applicable exercise price for an equity award or (ii) satisfy withholding tax obligations arising in connection with the exercise, vesting or payment of an equity award.

Our compensation committee is responsible for, monitors compliance with, and periodically reviews such guidelines. Our compensation committee also actively tracks the compliance or phase-in period for compliance of each of our executive officers and directors to ensure alignment with Company policy and goals. Each of our executive officers and directors is currently either in compliance with these guidelines or is in the applicable phase-in period for compliance.

Derivatives Trading, Hedging and Pledging Policy

Pursuant to our Insider Trading Policy, our employees, including the members of our executive team and the members of our board of directors, are prohibited from engaging in transactions involving derivative securities or otherwise that would hedge the risk of ownership of our equity securities and from pledging our equity securities as collateral for any loan or as part of any other pledging transaction, or holding our common stock in margin accounts.

Policies and Practices Related to the Grant of Certain Equity Awards

Since becoming a public company in November 2020, we generally do not grant awards of stock options, stock appreciation rights, or similar option-like instruments, with the exception of the stock options granted under the EPA Program as discussed above under “2024 Compensation Overview—Long-Term Incentive Equity Awards—Previously Granted Outstanding Equity Awards—2021 Extraordinary Performance Award Program.” Accordingly, we currently have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by our Company. In the event that we determine to grant new awards of such options in the future, our board of directors will evaluate the appropriate steps to take in relation to the foregoing.

2025 Proxy Statement	44

Tax and Accounting Considerations

Tax Considerations

We have not provided any of our NEOs with a gross-up or other reimbursement for tax amounts the individual might pay pursuant to Code Sections 280G, 4999 or 409A. Code Sections 280G and 4999 provide that named executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of our Company that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Code Section 409A also imposes significant taxes on the individual in the event that an executive officer, director or other service provider receives “deferred compensation” that does not meet the requirements of Code Section 409A.

Under Code Section 162(m), we are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for our chief executive officer and certain of our current and former highly compensated executive officers that are “covered employees” under Code Section 162(m) (collectively “covered employees”). While we cannot predict how the deductibility limit may impact our compensation program in future years, we intend to maintain an approach to executive compensation that strongly links pay to performance. We have not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers. The compensation committee may consider tax deductibility under Code Section 162(m) as a factor in its compensation decisions, and retains the flexibility to provide compensation for the executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

Accounting Considerations

We take financial reporting implications into consideration in designing compensation plans and arrangements for the members of our executive team, other employees and the non-employee members of our board of directors. These accounting considerations include Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards and require us to estimate the fair value of each equity award (including stock options and RSUs) and record the compensation expense over the underlying vesting period each award.

Compensation-Related Risk

Our board of directors is responsible for the oversight of our risk profile, including compensation-related risks. Our compensation committee monitors our compensation policies and practices as applied to our employees to ensure that these policies and practices do not encourage excessive and unnecessary risk-taking. In cooperation with management, our compensation committee reviewed our 2024 compensation programs. Our compensation committee believes the mix and design of the elements of such programs do not encourage our employees to assume excessive risks and accordingly are not reasonably likely to have a material adverse effect on our Company. We have designed our compensation programs to be balanced so that our employees are focused on both short-term and long-term financial and operational performance. In particular, the weighting towards long-term incentive compensation discourages short-term risk taking. Goals are appropriately set with targets that encourage growth in the business.

Report of the Compensation Committee

The following report of the compensation committee shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Our compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, our compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the members of the compensation committee of the board of directors:

Prof. Dr. Jürgen Leohold (Chair)

Brad Buss

Jeneanne Hanley

2025 Proxy Statement	45

Compensation Tables

2024 Summary Compensation Table

The following table sets forth information regarding the compensation reportable for our named executive officers for the years ended December 31, 2024, December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Dr. Siva Sivaram	2024	773,231	18,829,058	—	4,189	19,606,478
President, Chief Executive Officer	2023	143,711	6,095,378	—	—	6,239,089
& Director(4)	2022	—	—	—	—	—
Jagdeep Singh	2024	193,846	—	—	432	194,278
Founder, Chief Executive Officer	2023	772,240	8,193,074	—	—	8,965,314
& Director(5)	2022	611,836	—	153,125	—	764,961
Kevin Hettrich	2024	475,360	4,011,488	—	15,655	4,502,502
Chief Financial Officer	2023	468,474	4,446,045	—	—	4,914,519
	2022	431,228	2,120,420	54,591	—	2,606,240
Dr. Timothy Holme	2024	483,885	3,793,932	—	1,190	4,279,007
Chief Technology Officer	2023	436,440	4,463,184	—	—	4,899,624
	2022	405,739	1,884,830	53,726	—	2,344,295
Michael McCarthy	2024	483,885	3,482,828	—	11,091	3,977,804
Chief Legal Officer	2023	429,308	4,446,045	—	—	4,875,352
	2022	404,820	2,120,420	54,591	—	2,579,832
Dr. Mohit Singh	2024	483,885	3,793,932	—	1,460	4,279,277
Chief Development Officer	2023	435,291	4,463,184	—	—	4,898,474
	2022	406,765	1,884,830	54,159	—	2,345,753

(1)
The amounts in this column represent the aggregate grant date fair value of awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718. See Note 2 to the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the grant-date fair value of our equity awards. In 2024 and 2023, these amounts include payments to each named executive officer in the form of equity pursuant to our annual incentive bonus plan. Our 2024 Bonus Plan is described above in the section entitled “Compensation Discussion and Analysis—2024 Compensation Overview—Annual Incentive Bonus—2024 Bonus Plant” and provided for the payout of the bonus value in the form of fully vested RSUs. The amount of the bonus payout in value and number of RSUs granted to our named executive officers as interim and final payouts under the 2024 Bonus Plan is disclosed in the referenced section.
(2)
These amounts include payments to these named executive officers in cash pursuant to our 2022 incentive bonus plan.
(3)
These amounts include group term life insurance, cell-phone reimbursement and/or financial planning fringe benefits.
(4)
Dr. Sivaram joined the Company as president on September 11, 2023, and was appointed as the Company’s president, chief executive officer and director effective February 15, 2024.
(5)
Effective February 15, 2024, Mr. Singh ceased to be the Company’s chief executive officer and remained as chairman of the Company’s board of directors until December 31, 2024.

2025 Proxy Statement	46

Grants of Plan-Based Awards in Fiscal Year 2024

The following table presents information concerning each grant of a plan-based award made to a named executive officer in fiscal year 2024 under any plan.

			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)					All Other Stock Awards:	Grant Date
Name(1)	Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Fair Value of Stock Awards(4)($)
Dr. Siva Sivaram
New CEO Grant - PSU	2/15/2024	2/15/2024	—	—	—	366,085	1,464,340	—	—
New CEO Grant - RSU	2/15/2024	2/15/2024	—	—	—	—	—	976,226	7,048,352
Bonus Plan	3/28/2024	8/5/2024	48,327	966,539	1,449,809	—	—	—	—
Kevin Hettrich
Annual Refresh - PSU	4/5/2024	4/5/2024	—	—	—	77,776	311,105	—	—
Annual Refresh - RSU	4/5/2024	4/5/2024	—	—	—	—	—	311,105	1,860,408
Bonus Plan	3/28/2024	8/5/2024	11,884	237,680	356,520	—	—	—	—
Dr. Timothy Holme
Annual Refresh - PSU	4/5/2024	4/5/2024	—	—	—	72,983	291,932	—	—
Annual Refresh - RSU	4/5/2024	4/5/2024	—	—	—	—	—	291,932	1,745,753
Bonus Plan	3/28/2024	8/5/2024	12,097	241,943	362,914	—	—	—	—
Michael McCarthy
Annual Refresh - PSU	4/5/2024	4/5/2024	—	—	—	66,480	265,920	—	—
Annual Refresh - RSU	4/5/2024	4/5/2024	—	—	—	—	—	265,920	1,590,202
Bonus Plan	3/28/2024	8/5/2024	12,097	241,943	362,914	—	—	—	—
Dr. Mohit Singh
Annual Refresh - PSU	4/5/2024	4/5/2024	—	—	—	72,983	291,932	—	—
Annual Refresh - RSU	4/5/2024	4/5/2024	—	—	—	—	—	291,932	1,745,753
Bonus Plan	3/28/2024	8/5/2024	12,097	241,943	362,914	—	—	—	—

(1)
Jagdeep Singh transitioned out of the role of chief executive officer of the Company effective as of February 14, 2024 and therefore is omitted from this table as he did not receive a 2024 refresh grant and was ineligible to participate in the 2024 Bonus Plan.
(2)
Dollar amounts shown represent each named executive officer’s threshold, target and maximum bonus opportunity under our 2024 Bonus Plan. Our 2024 Bonus Plan is described above in the section entitled “Compensation Discussion and Analysis—2024 Compensation Overview—Annual Incentive Bonus—2024 Bonus Plan” and provided for the payout of the bonus value in the form of fully vested RSUs. The amount of the bonus payout in value and aggregate number of RSUs granted to our named executive officers as interim and final payouts under the 2024 Bonus Plan is disclosed in the referenced section.
(3)
Share number amounts shown represent each named executive officer’s threshold and target/maximum PSUs under the Refresh Equity Awards and New CEO Grant, as applicable, and both PSUs will vest upon the achievement of the 2024 PSU Milestones. As of December 31, 2024, one 2024 PSU Milestone has been achieved, resulting in 25% of the PSUs vesting for eligible recipients in February 2025. Our Refresh Equity Awards and New CEO Grant are described above in the section entitled “Compensation Discussion and Analysis—2024 Compensation Overview—Long-Term Incentive Equity Awards.”
(4)
The amounts in this column represent the aggregate grant date fair value of the award computed in accordance with the FASB ASC Topic 718. See Note 2 to the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the grant date fair value of our equity awards.

2025 Proxy Statement	47

Outstanding Equity Awards at 2024 Year End

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price (#)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(3)(4)
Dr. Siva Sivaram(5)	10/9/2023	—	—	—	—	229,166	1,189,372	250,000	1,297,500
Dr. Siva Sivaram(6)	10/9/2023	—	—	—	—	111,111	576,666	—	—
Dr. Siva Sivaram(7)	2/15/2024	—	—	—	—	976,226	5,066,613	1,464,340	7,599,925
Jagdeep Singh(8)	8/19/2016	961,350	—	1.31	8/19/2026	—	—	—	—
Jagdeep Singh(9)	3/15/2017	6,498,753	—	1.33	3/15/2027	—	—	—	—
Kevin Hettrich(10)	5/3/2016	58	—	1.31	5/3/2026	—	—	—	—
Kevin Hettrich(9)	3/15/2017	50,907	—	1.33	3/15/2027	—	—	—	—
Kevin Hettrich(11)	6/5/2019	266,088	—	2.38	6/5/2029	—	—	—	—
Kevin Hettrich(12)	12/16/2021	—	419,956	23.04	12/16/2031	—	—	—	—
Kevin Hettrich(13)	3/3/2022	—	—	—	—	52,244	271,146	—	—
Kevin Hettrich(14)	1/24/2023	—	—	—	—	94,985	492,972	113,982	591,567
Kevin Hettrich(15)	4/6/2023	—	—	—	—	83,925	435,571	25,177	130,669
Kevin Hettrich(16)	4/5/2024	—	—	—	—	272,217	1,412,806	311,105	1,614,635
Dr. Timothy Holme(9)	3/15/2017	479,638	—	1.33	3/15/2027	—	—	—	—
Dr. Timothy Holme(12)	12/16/2021	—	839,913	23.04	12/16/2031	—	—	—	—
Dr. Timothy Holme(13)	3/3/2022	—	—	—	—	46,440	241,024	—	—
Dr. Timothy Holme(14)	1/24/2023	—	—	—	—	94,985	492,972	113,982	591,567
Dr. Timothy Holme(15)	4/6/2023	—	—	—	—	85,100	441,669	25,530	132,501
Dr. Timothy Holme(16)	4/5/2024	—	—	—	—	255,440	1,325,734	291,932	1,515,127
Michael McCarthy(11)	6/5/2019	400,000	—	2.38	6/5/2029	—	—	—	—
Michael McCarthy(12)	12/16/2021	—	419,956	23.04	12/16/2031	—	—	—	—
Michael McCarthy(13)	3/3/2022	—	—	—	—	52,244	271,146	—	—
Michael McCarthy(14)	1/24/2023	—	—	—	—	94,985	492,972	113,982	591,567
Michael McCarthy(15)	4/6/2023	—	—	—	—	83,925	435,571	25,177	130,669
Michael McCarthy(16)	4/5/2024	—	—	—	—	232,680	1,207,609	265,920	1,380,125
Dr. Mohit Singh(9)	3/15/2017	539,713	—	1.33	3/15/2027	—	—	—	—
Dr. Mohit Singh(11)	6/5/2019	603,262	—	2.38	6/5/2029	—	—	—	—
Dr. Mohit Singh(12)	12/16/2021	—	839,913	23.04	12/16/2031	—	—	—	—
Dr. Mohit Singh(13)	3/3/2022	—	—	—	—	46,440	241,024	—	—
Dr. Mohit Singh(14)	1/24/2023	—	—	—	—	94,985	492,972	113,982	591,567
Dr. Mohit Singh(15)	4/6/2023	—	—	—	—	85,100	441,669	25,530	132,501
Dr. Mohit Singh(16)	4/5/2024	—	—	—	—	255,440	1,325,734	291,932	1,515,127

(1)
All stock options that were granted prior to 2021 were granted pursuant to the 2010 Equity Incentive Plan.
(2)
All stock options granted in 2021 were EPA Program awards and granted pursuant to the 2020 Plan. Such awards were irrevocably waived and forfeited by our named executive officers for no consideration as of February 2025 as described above under “Compensation Discussion and Analysis—2024 Compensation Overview—Long-Term Incentive Equity Awards—Previously Granted Outstanding Equity Awards—2021 Extraordinary Performance Award Program—EPA Waiver.”
(3)
The market value of unvested shares is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing market price of our Class A common stock on the NYSE on December 31, 2024, which was $5.19 per share.
(4)
Other than the awards granted under the EPA Program, the unvested shares of each outstanding equity award is eligible for accelerated vesting in the event the applicable named executive officer’s employment is terminated in a qualifying termination in connection with a change in control. The acceleration rights are described below under “Other Compensation—Potential Payments upon Termination or Change in Control.”
(5)
1/4th of the time-based RSUs vest on August 15, 2024 and 1/16th of the time-based RSUs vest quarterly thereafter, subject to the recipient’s continuing to be a service provider through the applicable vesting date. 1/4th of the PSUs vest at the achievement of each of four corporate milestones, so long as each such milestone is achieved before May 15, 2026 and subject to the holder’s continued service through each vesting date. As of December 31, 2024, one milestone has been achieved, resulting in 25% of such PSUs vesting in August 2024.
(6)
1/8th of the RSUs quarterly over a two-year period starting on November 15, 2023, subject to the holder’s continued service through each vesting date.
(7)
1/4th of the time-based RSUs vest on February 15, 2025 and 1/16th of the time-based RSUs vest quarterly thereafter, subject to the recipient’s continuing to be a service provider through the applicable vesting date. 1/4th of the PSUs vest at the achievement of each of four corporate milestones, so long as each such milestone is achieved before May 15, 2027 and subject to the holder’s continued service through each vesting date. As of December 31, 2024, one milestone has been achieved, resulting in 25% of such PSUs vesting in February 2025.

2025 Proxy Statement	48

(8)
These option shares vested by December 10, 2018 and remained exercisable until March 31, 2025, three months after Mr. J. Singh ceased to be a service provider to the Company.
(9)
These option shares vested as to 1/48th of the total shares subject to the option on May 1, 2017, and the remainder vested on each monthly anniversary thereafter. With respect to Mr. J. Singh, these options remained exercisable until March 31, 2025, three months after he ceased to be a service provider to the Company.
(10)
These option shares vested on April 27, 2019.
(11)
These option shares vested as to 1/48th of the total shares subject to the option on July 5, 2019, and the remainder vested on each monthly anniversary thereafter.
(12)
These options shares vests based on attainment of certain performance conditions described above under “Compensation Discussion and Analysis—2024 Compensation Overview—Long-Term Incentive Equity Awards—Previously Granted Outstanding Equity Awards—2021 Extraordinary Performance Award Program.” Such EPA Program awards were irrevocably waived and forfeited by our named executive officers for no consideration as of February 2025 as described in the same section noted above under “—EPA Waiver.”
(13)
1/16th of the RSUs vest quarterly over a four-year period starting on August 15, 2022, subject to the holder’s continued service as of each vesting date.
(14)
1/12th of the RSUs vest quarterly over a three year-period starting on May 15, 2023, subject to the holder’s continued service through each vesting date, and 1/4th of the PSUs vest at the achievement of each of four corporate milestones, so long as each such milestone is achieved before May 15, 2026 and subject to the holder’s continued service through each vesting date. As of December 31, 2024, one milestone has been achieved, resulting in 25% of such PSUs vesting in August 2024.
(15)
1/16th of the RSUs vest quarterly over a four year-period starting on August 15, 2023, subject to the holder’s continued service through each vesting date, and 1/4th of the PSUs vest at the achievement of each of four corporate milestones, so long as each such milestone is achieved before May 15, 2026 and subject to the holder’s continued service through each vesting date. As of December 31, 2024, one milestone has been achieved, resulting in 25% of such PSUs vesting in August 2024.
(16)
1/16th of the RSUs vest quarterly over a four year-period starting on August 15, 2024, subject to the holder’s continued service through each vesting date, and 1/4th of the PSUs vest at the achievement of each of four corporate milestones, so long as each such milestone is achieved before May 15, 2027 and subject to the holder’s continued service through each vesting date. As of December 31, 2024, one milestone has been achieved, resulting in 25% of such PSUs vesting in February 2025.

Option Exercises and Stock Vested During Fiscal Year 2024

The following table presents information concerning the aggregate number of shares of our Class A common stock for which stock options were exercised and which were acquired upon the vesting of RSU and PSU awards during fiscal year 2024 by each of our named executive officers.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dr. Siva Sivaram	—	—	375,330	2,203,857
Jagdeep Singh(2)	1,538,170	6,395,276	1,159,474	7,246,727
Kevin Hettrich	312,421	1,258,413	266,973	1,574,932
Dr. Timothy Holme	—	—	261,294	1,542,711
Michael McCarthy	947,037	4,210,486	261,325	1,545,082
Dr. Mohit Singh	707,224	3,925,700	261,294	1,542,711

(1)
Includes shares acquired upon vesting of the RSUs granted to our named executive officers, as applicable, in the form of an interim bonus payout on August 5, 2024 in connection with the 2024 Bonus Plan. Our 2024 Bonus Plan is described above in the section entitled “Compensation Discussion and Analysis—2024 Compensation Overview—Annual Incentive Bonus—2024 Bonus Plan” and provided for the payout of the bonus value in the form of fully vested RSUs. The amount of the bonus payout in value and aggregate number of RSUs granted to our named executive officers as interim and final payouts under the 2024 Bonus Plan is disclosed in the referenced section.
(2)
Mr. J. Singh's stock awards include shares acquired upon vesting of his outstanding equity awards which continued to vest in accordance with their terms until December 31, 2024 when he ceased to be a service provider to the Company.

2025 Proxy Statement	49

Other Compensation

Welfare and Other Employee Benefits

We provide benefits to our, executives, including our named executive officers, on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; voluntary critical illness insurance; short-and long-term disability insurance; and a health savings account to those participating in a high deductible health plan.

We provide a tax-qualified Section 401(k) plan for all employees, including the named executive officers. We do not provide a match for participants’ elective contributions to the 401(k) plan, nor do we provide to employees, including our named executive officers, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans and nonqualified defined contribution plans.

Perquisites

Our NEOs are eligible to participate in the same benefit and perquisite programs as our other employees, except that our NEOs and certain other senior employees are eligible for a financial consulting and planning service sponsored by the Company.

Potential Payments upon Termination or Change in Control

We entered into change in control and severance agreements (each, a “CIC Agreement”) with each of our named executive officers, which require us to make specific payments and benefits in connection with the termination of such named executive officers’ employment under certain circumstances.

The CIC Agreements will remain in effect for an initial term of three years. At the end of the initial term, each CIC Agreement will automatically renew for an additional one-year period unless either party provides notice of nonrenewal within 90 days prior to the date of the automatic renewal. The CIC Agreements also acknowledge that each of these named executive officers is an at-will employee, whose employment can be terminated at any time. In order to receive the severance payments and benefits described below, each of these named executive officers is obligated to execute a release of claims against us.

In the event of a termination of employment without “cause” (as defined in the CIC Agreement) outside of the “change in control period” (as generally defined below), such named executive officer will receive the following:

●
Continued base salary for 6 months, or 12 months for our New CEO;
●
50% of their target annual bonus for our New CEO, and up to 50% of each other named executive officer’s potential bonus, in the discretion of our compensation committee;
●
paid COBRA benefits for up to 6 months, or 12 months for our New CEO; and
●
no acceleration of equity awards.

In the event of a termination of employment without “cause” or a resignation for “good reason” (as defined in the CIC Agreement) during the “change in control period,” such named executive officer will receive the following:

●
a lump-sum payment of 12 months of base salary;
●
a lump-sum payment equal to 100% of the target annual bonus;
●
paid COBRA benefits for up to 12 months; and
●
100% acceleration of equity awards.

In the event any payment to one of our named executive officers is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), such named executive officer will be entitled to receive such payment as would entitle him or her to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.

For the purpose of the CIC Agreements, “change in control period” means generally the period beginning three months prior to, and ending 12 months following, a change in control of us.

The following table summarizes the potential amounts payable to each of our named executive officers under the CIC Agreements, assuming that a termination, as described, occurred on December 31, 2024. Our Founder CEO was not entitled to and did not receive any severance payments in connection with his transition away from the role of chief executive officer or his later retirement from the board and therefore is omitted from the following table.

2025 Proxy Statement	50

	Termination Without Cause or Resignation for Good Reason				Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ("Double Trigger")
Name	Salary Severance ($)	Bonus Severance ($)(1)	Value of Continued Health Coverage ($)	Value of Accelerated Vesting ($)	Salary Severance ($)	Bonus Severance ($)	Value of Continued Health Coverage ($)	Value of Accelerated Vesting ($)(2)
Dr. Siva Sivaram	820,000	604,086	38,491	—	820,000	1,208,171	38,491	15,730,075
Kevin Hettrich	244,500	145,336	396	—	489,000	290,672	793	4,949,366
Dr. Timothy Holme	244,500	151,212	19,165	—	489,000	302,425	38,330	4,740,593
Michael McCarthy	244,500	151,212	19,246	—	489,000	302,425	38,491	4,509,658
Dr. Mohit Singh	244,500	151,212	12,421	—	489,000	302,425	24,841	4,740,593

(1)
For the named executives officers other than the New CEO, the payment of any bonus severance amount in the event of a termination of employment without “cause” outside of the “change in control period” is in the sole discretion of the compensation committee of the board of directors.
(2)
The value of accelerated vesting is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing market price of our Class A common stock on the NYSE on December 31, 2024, which was $5.19 per share. The number of unvested shares held by each applicable named executive officer is listed above under “Outstanding Equity Awards at 2024 Year End.”

EPA Program

On February 24, 2025, certain of our named executive officers and certain other senior employees entered into agreements with the Company to irrevocably waive and forfeit the stock options granted to them under the EPA Program. These EPA Waivers were made without consideration from the Company and participants have not received any promises for any consideration in exchange for the waiver. As of December 31, 2024, certain of our named executive officers were still participants of the EPA Program and therefore a description of the EPA Program mechanics upon a change of control of the Company is disclosed above under “Compensation Discussion and Analysis—2024 Compensation Overview—Long-Term Incentive Equity Awards—Previously Granted Outstanding Equity Awards—2021 Extraordinary Performance Award Program” above, followed by additional details about the EPA Waiver.

There is no automatic vesting of any part of award under the EPA Program upon a change in control of the Company and the program is structured to terminate following any final payment, if any, that is triggered upon a change in control of the Company. This treatment supersedes any conflicting treatment pursuant to any other agreement between the Company and a participant.

In a change in control situation, the business milestone requirement will not be applicable and our stock price for the purposes of determining achievement of any stock price targets will be the price per share paid in such change in control. In the event that our stock price by this measure falls between two stock price targets, linear interpolation between the two applicable stock price targets will be used to determine an additional portion of the awards under our EPA Program that will become vested. Any portion of an EPA that is not vested upon a change in control will terminate.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee have ever been an executive officer or employee of our Company. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve on our board of directors or compensation committee.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024, specifically our 2010 Equity Incentive Plan (the “2010 Plan”), 2020 Equity Incentive Plan (the “2020 Plan”), and our 2020 Employee Stock Purchase Plan (the “ESPP”). Each of the 2010 Plan, the 2020 Plan, and the ESPP has been approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders(2)	57,493,151	$7.36	58,720,883
Equity compensation plans not approved by stockholders	—	—	—
Total	57,493,151	$7.36	58,720,883

(1)
The weighted average exercise price is calculated based solely on 24,043,408 outstanding stock options. It does not take into account restricted stock units or shares issued under the ESPP, neither of which have any exercise price.

2025 Proxy Statement	51

(2)
Consists of (i) options to purchase a total of 18,164,022 shares of our Class A common stock under the 2010 Plan, (ii) options to purchase a total of 5,879,386 shares of our Class A common stock under the 2020 Plan, and (iii) 33,449,743 shares of our Class A common stock that are subject to outstanding RSUs (including performance-based RSUs) under the 2020 Plan. Excludes purchase rights currently accruing under the ESPP. Our 2020 Plan provides that on the first day of each fiscal year beginning with fiscal year 2022, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 41,500,000 shares of Class A common stock, (ii) five percent (5%) of the aggregate number of shares of common stock outstanding on December 31st of the preceding fiscal year, or (iii) such other amount as may be determined by our board of directors. Our ESPP provides that on the first day of each fiscal year, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 7,600,000 shares of Class A common stock, (ii) one percent (1%) of the aggregate number of shares of common stock outstanding on such date, or (iii) such other amount as may be determined by our board of directors. On January 1, 2024, the number of shares of our Class A common stock available for grant and issuance under the 2020 Plan increased by 24,651,556 shares. On January 1, 2025, the number of shares of our Class A common stock available for grant and issuance under the 2020 Plan increased by 27,127,454 shares. The January 1, 2025 increase is not reflected in the table above.

Chief Executive Officer Pay Ratio

Under SEC rules, we are required to provide information regarding the relationship between the total compensation of our chief executive officer and the total annual compensation of our median employee (other than the chief executive officer). In connection with out CEO Transition in 2024, we are providing the combined total annual compensation of (1) Jagdeep Singh, our chief executive officer until February 14, 2024, and (2) Siva Sivaram, our chief executive officer as of February 15, 2024, and the total annual compensation of our median employee (other than Mr. Singh and Dr. Sivaram). For our last completed fiscal year, which ended December 31, 2024:

•
The median of the total annual compensation of all employees of our Company, including temporary employees and interns and excluding Mr. Singh and Dr. Sivaram, was $216,222.
•
Mr. Singh’s annual total compensation as chief executive officer (until February 14, 2024) was $194,278 and Dr. Sivaram’s annual total compensation as chief executive officer (effective February 15, 2024) was $19,606,478, resulting in an annual total combined compensation for our chief executive officers of $19,800,757.
•
Based on the above, for fiscal year 2024, Mr. Singh and Dr. Sivaram's combined total annual compensation as chief executive officers to the median of the total annual compensation of all employees was 92 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used were as follows:

•
To identify the “median employee” from our employee population we used payroll records as of December 31, 2024 (including temporary employees and interns and excluding Mr. Singh and Dr. Sivaram, as applicable). The compensation measure included the following: annualized base salary and target bonus that employees were eligible to earn during the year.
•
With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $216,222.
•
With respect to the annual total compensation for each of Mr. Singh and Dr. Sivaram, we used the amount reported in the “Total” column of our 2024 Summary Compensation Table included in this proxy statement, provided that, for Dr. Sivaram, we used only the amount he received after assuming the chief executive officer role in February 15, 2024.

2025 Proxy Statement	52

Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the “compensation actually paid” to our named executive officers and certain measures of company performance.

The overall objective of our executive compensation program is to tie executive compensation to the performance of our Company, and to motivate our executives, including our named executive officers, to make a long-term commitment to our success. While our executive compensation program rewards individual and Company performance via a mix of short-term and long-term components, cash and equity elements and fixed and contingent payments in proportions that we believe provide appropriate incentives to retain and motivate our named executive officers, as a development stage Company with no revenue to date, we have not used any financial performance measure to link the “compensation actually paid” to our named executive officers to Company performance. Our EPA Program includes stock price, GAAP revenue and adjusted EBITDA as performance metrics but those are not metrics that guide current compensation decisions. The performance milestones under the PSUs awarded to our named executive officers in 2023 and 2024 as part of their new hire, annual refresh equity awards and 2023 Bridge Equity Program, as applicable, are operational milestones related to technical development demonstrations and battery cell deliveries. Hence, we have not included an additional column for a Company-Selected Measures (as defined under §229.201(v)(2)(vi) of Regulation S-K) in this table. See “Compensation Discussion and Analysis” for information about our compensation philosophy and EPA Program.

“Compensation actually paid” does not mean that our named executive officers were actually paid those amounts in the listed year, but reflects a dollar amount derived from the starting point of the “Total” column of our 2024 Summary Compensation Table under the methodology prescribed under the relevant rules. The material that follows is provided in compliance with these rules however additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis.”

The following table provides information regarding “compensation actually paid” to our principal executive officer, or PEO, and other named executive officers, or NEOs, for each year from 2020 to 2024, compared to our total shareholder return (TSR) from November 27, 2020 through the end of each such year.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation TableTotal for First PEO ($)(1)(2)	“Compensation Actually Paid” to First PEO ($)(1)(3)	Summary Compensation Table Total for Second PEO ($)(1)(2)	“Compensation Actually Paid” to Second PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(4)	Average “Compensation Actually Paid” to Non-PEO NEOs ($)(5)	Total Shareholder Return ($) (6)	Peer Group Total Shareholder Return ($)(7)	Net Income/(Net Loss) (in thousands) ($)(8)
2024	194,278	(19,001,631)	19,606,478	13,232,755	4,259,648	2,566,609	14.03	21.02	(477,857)
2023	8,965,314	12,852,108	—	—	5,237,927	5,602,177	18.78	31.22	(445,145)
2022	764,961	(89,844,716)	—	—	2,469,030	(8,372,144)	15.32	40.26	(411,907)
2021	69,102,285	(176,295,847)	—	—	6,997,126	(25,845,557)	59.97	75.02	(45,966)
2020	17,052,115	397,139,504	—	—	3,330,187	89,997,105	228.24	108.60	(1,681,777)

(1)
Our First PEO is Jagdeep Singh who served as our chief executive officer until February 14, 2024; our Second PEO is Siva Sivaram who was appointed as our chief executive officer effective February 15, 2024.
(2)
Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for such listed year.
(3)
“Compensation actually paid” does not mean that our PEO was actually paid those amounts in the listed year, but reflects a dollar amount derived from the starting point of the “Total” column of our 2024 Summary Compensation Table under the methodology prescribed under the relevant rules as shown in the adjusted table below. Compensation actually paid for 2020, 2021, 2022 and 2023 as reflected in last year’s proxy statement has been adjusted in accordance with the SEC staff’s compliance & disclosure interpretations released in November 2023.

2025 Proxy Statement	53

					2024
	2020	2021	2022	2023	First PEO	Second PEO
Summary Compensation Table Total	$17,052,115	$69,102,285	$764,961	$8,965,314	$194,278	$19,606,478
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	16,719,999	68,368,938	—	8,193,074	—	18,829,058
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	339,636,788	65,345,251	—	6,587,311	—	13,738,503
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	40,536,540	(172,145,787)	(81,158,574)	2,325,878	—	(1,038,888)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—	1,055,264	—	136,206
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	16,634,061	(70,228,657)	(9,451,103)	2,111,416	(758,919)	(380,487)
Adjust for Fair Value as of the Prior Fiscal Year End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—	—	—	—	(18,436,991)	—
“Compensation Actually Paid”*	$397,139,504	$(176,295,847)	$(89,844,716)	$12,852,108	$(19,001,631)	$13,232,755

*The assumptions used for determining the fair values shown in this table are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards. Note that we have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made. Other adjustments required by Item 402(v) include adjustments for forfeitures, paid dividends, modifications and valuation of pension plans and are excluded from the above table because we did not have any of those elements in our compensation plans for the years covered in this disclosure.

(4)
This figure is the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

2020	2021	2022	2023	2024
Kevin Hettrich	Kevin Hettrich	Kevin Hettrich	Kevin Hettrich	Kevin Hettrich
Michael McCarthy	Dr. Timothy Holme	Dr. Timothy Holme	Dr. Timothy Holme	Dr. Timothy Holme
	Dr. Mohit Singh	Dr. Mohit Singh	Dr. Mohit Singh	Dr. Mohit Singh
	Celina Mikolajczak	Michael McCarthy	Siva Sivaram	Michael McCarthy

(5)
This figure is the average of compensation actually paid for our NEOs other than our PEO in each listed year. “Compensation actually paid” does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of the “Total” column of our 2024 Summary Compensation Table under the methodology prescribed under the SEC’s rules as shown in the table below, with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year. Compensation actually paid for 2020, 2021 and 2022 as reflected in the April 2024 proxy statement has been adjusted in accordance with the SEC staff’s compliance & disclosure interpretations released in November 2023.

	2020	2021	2022	2023	2024
Summary Compensation Table Total	$3,330,187	$6,997,126	$2,469,030	$5,237,927	$4,259,648
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	2,925,999	6,514,660	2,002,625	4,866,948	3,770,545
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	59,436,417	6,190,632	652,793	4,268,487	3,087,804
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	27,252,515	(20,474,867)	(7,008,319)	162,440	(1,043,586)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	175,082	438,110	227,635
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	2,903,985	(12,043,788)	(2,658,105)	362,161	(194,347)
“Compensation Actually Paid”*	$89,997,105	$(25,845,557)	$(8,372,144)	$5,602,177	$2,566,609

*Note that the fair value assumptions shown with respect to footnote 3 apply to the figures in this table as well.

(6)
Total shareholder return is calculated by assuming that a $100 investment was made at the close of trading on November 27, 2020, the first day of trading for the Company’s stock, and reinvesting all dividends until the last day of each reported fiscal year.
(7)
The peer group used is represented by the PBW-Invesco WilderHill Clean Energy ETF, which is a published industry index we also use in the stock performance graph for the purpose of Item 201(e) of Regulation S-K in our Annual Report for the year ended December 31, 2024.
(8)
The dollar amounts reported are the Company’s net income reflected in the Company’s audited financial statements.

2025 Proxy Statement	54

Relationships Between ”Compensation Actually Paid” and Performance

The graphs below describe, in a manner compliant with the relevant rules, the relationship between “compensation actually paid” and net loss and total shareholder return. As discussed above, we have not used any financial performance measure to link the “compensation actually paid” to our NEOs to Company performance.

“Compensation Actually Paid” Versus TSR

“Compensation Actually Paid” versus TSR

$260
$235
$210
$185
$420,000
$370,000
$320,000
$270,000
$220,000
“Compensation Actually Paid” to First PEO

“Compensation Actually Paid” Versus Net Loss

2025 Proxy Statement	55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2025 by:

●
each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class or voting power of our common stock;
●
each of our named executive officers;
●
each of our directors and director nominees; and
●
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 515,661,115 shares of our Class A common stock and 43,241,267 shares of Class B common stock outstanding as of March 31, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2025 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of March 31, 2025, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o QuantumScape Corporation, 1730 Technology Drive, San Jose, California 95110.

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		All Common Stock
Name of Beneficial Owner	Number	%	Number	%	Number	% of Total Vote+
Greater than 5% Stockholders:
Volkswagen Group of America Investments, LLC(1)	68,236,103	13.2%	17,980,436	41.6%	86,216,539	26.2%
Gates Frontier, LLC(2)	—	—	3,480,819	8.0%	3,480,819	3.7%
The Vanguard Group(3)	29,366,728	5.7%	—	—	29,366,728	3.1%
Named Executive Officers, Directors and Director Nominees:
Jagdeep Singh(4)	19,954,279	3.9%	—	—	19,954,279	2.1%
Dr. Siva Sivaram(5)	717,080	*	—	—	717,080	*
Kevin Hettrich(6)	435,690	*	—	—	435,690	*
Dr. Timothy Holme(7)	840,364	*	11,686,003	27.0%	12,526,367	12.4%
Dr. Mohit Singh(8)	1,399,768	*	—	—	1,399,768	*
Michael McCarthy(9)	750,476	*	—	—	750,476	*
Brad Buss(10)	1,673,354	*	—	—	1,673,354	*
Jeneanne Hanley	58,931	*	—	—	58,931	*
Susan Huppertz	66,263	*	—	—	66,263	*
Prof. Dr. Jürgen Leohold	402,656	*	—	—	402,656	*
Dr. Gena Lovett	40,956	*	—	—	40,956	*
Dr. Günther Mendl(11)	—	—	—	—	—	—
Prof. Dr. Fritz Prinz(12)	1,379,607	*	10,087,631	23.3%	11,467,238	10.8%
Dipender Saluja(13)	289,620	*	—	—	289,620	*
Sebastian Schebera(14)	—	—	—	—	—	—
Dennis Segers(15)	4,712	*	—	—	4,712	*
JB Straubel	812,906	*	—	—	812,906	*
All directors, director nominees and current executive officers as a group (16 individuals)(16)	8,872,383	1.7%	21,773,634	50.4%	30,646,017	23.8%

*Represents beneficial ownership of less than 1%.

+ Shares of Class A common stock have one vote per share, while shares of Class B common stock have 10 votes per share.

(1)
The business address of Volkswagen Group of America Investments, LLC (“VGA”) is 220 Ferdinand Porsche Dr., Herndon, VA 20171.

2025 Proxy Statement	56

(2)
The business address of Gates Frontier, LLC is 5210 Carillon Point, Kirkland, WA 98033.
(3)
According to the Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group (“Vanguard”) had sole dispositive power over 29,366,728 shares of Class A common stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of those shares and no one person’s interest in such shares is more than five percent of the total outstanding common shares. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
According to the Schedule 13D/A filed with the SEC on March 7, 2025, shares beneficially owned by Mr. Jagdeep Singh include (a) 4,230,070 shares of Class A common stock, (b) options to purchase 3,267,833 shares of Class A common stock were exercisable through March 31, 2025, (c) 10,181,041 shares of Class A common stock held in trust by Jagdeep Singh & Roshni Singh, Trustees of the Singh Family Trust, and (d) 5,543,168 shares of Class A common stock held in trusts in which Mr. Singh’s family members are beneficiaries. Mr. Singh retired from our board of directors effective December 31, 2024.
(5)
Shares beneficially owned by Dr. Sivaram include 118,884 RSUs which are subject to vesting within 60 days of March 31, 2025.
(6)
Shares beneficially owned by Mr. Hettrich include 55,541 RSUs which are subject to vesting within 60 days of March 31, 2025.
(7)
Shares beneficially owned by Dr. Holme include 53,493 RSUs which are subject to vesting within 60 days of March 31, 2025, (b) 1,818,533 shares of Class B common stock held in trust by The Holme 2020 Irrevocable Trust in which Dr. Holmes’s family members are beneficiaries, and (c) 1,350,000 shares of Class B common stock held in trusts in which Dr. Holmes’s family members are beneficiaries.
(8)
Shares beneficially owned by Dr. Mohit Singh include 53,493 RSUs which are subject to vesting within 60 days of March 31, 2025.
(9)
Shares beneficially owned by Mr. McCarthy include 52,717 RSUs which are subject to vesting within 60 days of March 31, 2025.
(10)
Shares beneficially owned by Mr. Buss include (a) options to purchase 46,921 shares of Class A common stock that are exercisable within 60 days of March 31, 2025, (b) 249,720 shares of Class A common stock held in trust by the 2011 Buss Family Trust, and (d) 70,000 shares of Class A common stock held in trust by the Buss Family Heritage Trust in which Mr. Buss’s family members are beneficiaries.
(11)
Dr. Mendl is a current VW Director, as described in the “Letter Agreements on Board and Committee Representation” section of this proxy statement. Dr. Mendl disclaims beneficial ownership of all shares held by VGA referred to in footnote (1) above.
(12)
Shares beneficially owned by Prof. Dr. Prinz include (a) 15,077 RSUs which are subject to vesting within 60 days of March 31, 2025, (b) 777,906 shares of Class A common stock and 7,172,185 shares of Class B common stock held in trust by Friedrich Prinz and Gertrud Prinz, Trustees of The Prinz Family Trust, (c) 518,604 shares of Class A common stock and 2,915,446 shares of Class B common stock held in trusts in which Prof. Dr. Prinz’s family members are beneficiaries.
(13)
Mr. Saluja has shared voting and investment power over the shares held by Capricorn-Libra Investment Group, LP, which represent less than 5% of each class of our outstanding shares of common stock. Mr. Saluja disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. The business address of Capricorn-Libra Investment Group, LP is 250 University Avenue, Palo Alto, CA 94301. Mr. Saluja, a member of our board of directors, is Managing Director of Capricorn-Libra Investment Group, LP.
(14)
Mr. Schebera is a current VW Director, as described in the “Letter Agreements on Board and Committee Representation” section of this proxy statement. Mr. Schebera disclaims beneficial ownership of all shares held by VGA referred to in footnote (1) above.
(15)
Shares beneficially owned by Mr. Segers include 4,712 RSUs which are subject to vesting within 60 days of March 31, 2025.
(16)
Shares beneficially owned by all of our current executive officers, directors and director nominees as a group include the shares of common stock described in footnotes 5 through 15 above.

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CORPORATE GOVERNANCE POLICIES AND PRACTICES

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. Our corporate governance guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general.

Separation of Duties and Responsibilities

Independent Chairman
•
Provides independent board leadership and oversight
•
Serves as liaison between our board of directors and management, working closely with our CEO
•
Serves as spokesperson and represents the Board in communications with various stakeholders

CEO
•
In charge of leading and managing the affairs of the Company, in consultation with and under the purview of the Board
•
Works closely with the independent chairman to keep the Board informed and aligned with the Company's business and affairs

As of February 2024, following our CEO transition, we implemented the separation of the roles of chief executive officer, Dr. Sivaram, and chairman of the board, Mr. Singh, reflecting our commitment to advancing corporate governance practices. In October 2024, we further strengthened our governance framework by appointing an independent chairman, Mr. Segers, who assumed the role in January 2025, reinforcing the importance of strong, independent board leadership and effective oversight. This structure fosters transparency and accountability at the highest levels of the Company, supporting long-term value creation for our stockholders.

In addition, our board of directors has adopted our Code of Conduct, applicable to all of our employees, executive officers and directors, as well as our contractors, consultants and agents. The full text of our corporate governance guidelines and Code of Conduct are available on our website at https://ir.quantumscape.com/governance/governance-documents. The nominating and corporate governance committee of our board of directors is responsible for overseeing the Code of Conduct, including regularly reviewing and updating our Code of Conduct for regulatory and best practices updates, and must approve any waivers of the Code of Conduct for employees, executive officers and directors. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.

Insider Trading Policy

Our board of directors has adopted an Insider Trading Policy governing trading in Company's securities or other companies’ securities on the basis of material nonpublic information obtained in connection with service with the Company. Our Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Our Insider Trading Policy prohibits our directors, officers, employees, consultants, advisors, contractors, agents or other service providers from using material nonpublic information obtained in connection with their service with the Company to transact in Company securities. Our Insider Trading Policy applies to: (1) purchasing, selling, loaning, or otherwise transferring or disposing of any securities of the Company (whether directly or indirectly), (2) disposing any securities of the Company in the form of a gift, (3) distributing to holders of interests in an entity if the entity is subject to the Insider Trading Policy, and (4) engaging in any other arrangement that generates gains or losses from or based on changes in the prices of such securities. The following transactions are prohibited regardless of whether the individual has material nonpublic information:

•
engaging in short sales;
•
trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us);
•
purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them;
•
pledging any of our securities as collateral for any loans; and
•
holding our securities in a margin account.

In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

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Stockholder Engagement

We recognize the benefits of maintaining a robust dialogue with stockholders, which is why we are committed to stockholder engagement and maintain a quarterly stockholder outreach program as described below.

2024 Stockholder Engagement

Conferences	Meetings	Topics Discussed
>10 Investor Conferences Attended	>80 1-on-1 and small group meetings with institutional investors	• Technical progress • Commercialization roadmap • Competitive landscape • Sustainability matters • Corporate governance

Quarterly Outreach Program

Our CEO, CFO, Chief Marketing Officer, Vice President Capital Markets, and other members of management regularly participate in:

●
Post-earnings calls with sell-side analysts
●
Engagement with interested investors
●
Broker-sponsored, non-deal roadshows
●
Investor conferences

Our chairman also participates in certain calls with select stockholders.

Purpose

Engagements enable us to better understand our stockholders’ priorities, perspectives and positions, build meaningful relationships over time with our stockholders, and obtain valuable feedback that helps inform our decisions and our strategy throughout the year. Relevant feedback is also shared with our board of directors and respective committees, as applicable.

As an innovator of next-generation battery technology and a participant in an extremely competitive industry, it is not always easy for the investing public to understand the technical details of how our solid-state lithium-metal battery technology works and how our technology compares to other offerings in the market. Accordingly, as a public company, we are committed to educating the investing public on how our technology works and how we plan on scaling up and commercializing. We have done so through the publication of various resources in fiscal year 2024—in addition to the four quarterly shareholder letters issued in connection with our earnings calls, we have also published five blog posts and five videos to educate on important aspects of our technology and business updates and have authored a technical research paper published in the Journal of The Electrochemical Society. Additionally, several of our scientists, including our Chief Technology Offer participated in dozens of battery and automotive events throughout the year, including the Financial Times' Future of the Car, the International Battery Materials Association, and the Advanced Automotive Battery Conference.

Sustainability

Our mission is to revolutionize energy storage to enable a sustainable future. More specifically, our goal has been to build the world’s best batteries, as measured by energy density, power density (charge time), cycle life, and safety. We have focused first on the transformation of the electrification of the automotive powertrain, an application that we believe represents both an important part of the solution to the emissions problem as well as an opportunity to create tremendous value over the coming decades. We also recognize that our solid-state battery technology has applicability in other markets including stationary storage and consumer electronics and we intend to explore opportunities in those areas as appropriate. This mission and our focus on sustainability matters promote the long-term interests of our stockholders, while strengthening our board of directors’ and management’s accountability.

In addition, our nominating and corporate governance committee provides direct board oversight on sustainability matters that are connected to our strategic business initiatives. Sustainability at QuantumScape is governed from the most senior levels to each of our employees, as we believe achievement of operational excellence is intrinsically tied to how responsibly we run our business. As a

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leader in the development of next generation solid-state lithium-metal batteries, we focus on sustainability issues such as the environmental impact of our product, workplace health and safety, and employee development. We formed a sustainability working group at the direction of our board of directors to evaluate our commitment to sustainability issues and develop our comprehensive strategy. Our most recent Sustainability Update published in September 2024 is available on our website at quantumscape.com/sustainability.

Environmental Product Impact

Compared with conventional lithium-ion batteries, our battery technology is designed to enable significant benefits to battery capacity, cycle life, fast charging and safety, while minimizing cost. We believe these benefits will provide significant value to our customers and to drivers, allowing them to switch to EVs without requiring difficult compromises. Because our technology has the potential to address key pain points, by extending vehicle range and enabling ~15-minute fast charging, we believe our battery technology will deliver an EV experience that is significantly more competitive with fossil fuel vehicles than what today’s EVs can achieve with conventional batteries.

Speeding the transition to electric vehicles has important effects on the ability of the world to meet the goals of the Paris Climate Accords but reducing the carbon dioxide emissions of transportation is only one of the environmental benefits of electrification. Combustion vehicles have a significant negative impact on air quality in cities due to emissions of harmful pollutants such as nitrogen oxides and particulate matter. These emissions may lead to increased rates of asthma and other respiratory diseases, as well as a host of other health burdens that are still being understood. The impacts of air pollution also tend to fall disproportionately on low-income and marginalized communities. We believe our product can play a key role in reducing the effects of air pollution on people, the broader environment and the global ecosystem.

Responsible Product Design and Recyclability

We can further strengthen the environmental value of our technology by designing our batteries to do more with less material, have a longer useful life, and retain utility in second-life applications. Eliminating the anode host material in our batteries reduces the need to extract resources – both natural and synthetic graphite extraction or production are carbon intensive and their supply chains present multiple ESG concerns, and offers improved recyclability—the graphite anode and polymer separator are some of the least recyclable parts of a conventional lithium-ion battery cell. In contrast, when our battery reaches end of life, the material constituents are potentially largely recyclable, and we are now investing resources to develop the processes with the goal of returning such materials to useful applications and help build a circular economy. In 2022, we entered into an agreement to recycle certain of our battery components. Recycling of our manufacturing scrap has allowed us to divert large amounts of battery component and consumable materials away from waste streams and into the circular economy. In 2023, we recycled more than 30,000 pounds of these materials. Our products maximize our positive environmental contributions across their lifecycle, also meeting the demands of our environmentally conscious partners and customers.

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Product Safety

The goal of our solid-state lithium-metal battery technology is to power society’s transition away from fossil fuels. However, an important component of improved sustainability is improved safety. With current batteries, many abuse conditions can result in fires, including malfunctions that can result in overcharging and battery damage from accidents. To reduce these risks, flammable components in today’s lithium-ion EV batteries need to be replaced with non-flammable equivalents. The nonflammable, noncombustible ceramic solid-state electrolyte-separator in our batteries replaces typical organic polymer separators found in traditional lithium-ion cells, which we believe will substantially reduce the risk of fire and thermal runaway events.

Supply Chain

Our long-term goal is to measure and continuously improve upon the environmental performance of our Company based on our energy consumption, water consumption, GHG and air emissions, waste generation and ecological impacts that can accrue across our value chain, during raw material extraction, manufacturing, transportation, and distribution. We are investing in systems, processes, and the team to make progress on this goal. In 2022, we formalized our supplier code of conduct, which is published on our website at www.quantumscape.com/supplier-code-of-conduct. As we begin to solidify the types and amounts of materials we will need, and choose longer-term supply chain partners, we will analyze and target areas of risk and opportunity in our supply chain that we can influence, prioritizing partners who have high standards for environmental sustainability or who are willing to improve their practices.

Workplace Health and Safety

We seek to manage environmental, health and safety risks via a sophisticated environment, health and safety system, including engineering controls, policies, procedures, training, monitoring, audits and a proactive culture. Our proactive approach focuses on the prevention of injuries and regulatory compliance. We continue to scrutinize, evaluate and monitor safety hazards, such as potential chemical exposures, through job hazard analyses, enhanced by our emergency response teams. We further enable our employees to identify potential safety hazards through trainings and a responsible reporting rewards program.

People and Culture

Our business benefits tremendously from the strength of our team, which is built on the training, ability, experience and cultural fit of its individual members. But hiring is only the first step in the process.

We invest in our team so they can continue to develop their talents and capabilities, broaden their experience, and achieve their full potential at QuantumScape. As of December 31, 2024, we had approximately 800 employees. In 2024, we reduced our headcount and continued to focus on resource efficiency and optimization and in January 2025, we had a further reduction in force impacting approximately 7% of our full-time employees at the time, in order to align our work force with our operational focus.

We support talent development for all our employees through a combination of on-the-job learning, formal training, individualized education, and development opportunities, complemented by our performance management system. As we expand our team, we balance a promote-from-within philosophy with the need to recruit top talent from a range of different industries and all over the world. We are implementing management development programs to help leaders engage and develop their team members.

We believe growth and performance result from investing in our employees across a broad spectrum of training, development, and career advancement, but there is also an important role for compensation to reward and retain valuable team members. We balance the need for internal pay equity with the necessity for market-leading compensation as we grow and compete for talent. Bonuses, RSUs, and an employee stock purchase offerings are important ways for us to reward our employees for their performance and ensure that they participate in the success of the business.

Our Company is built on innovation, which requires people with different skills, experiences, and perspectives working collaboratively to develop new ways of approaching persistent problems. Our culture of innovation is sustained and bolstered only when everyone feels welcome, accepted, and valued.

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We are always mindful of what we promote when we promote. We seek to promote fair and equitable hiring and promotion processes. Some of our actions to achieve this include:

●
Delivering management training for our senior leaders.
●
Implementing job leveling framework to ensure candidates are assessed against a consistent set of criteria, complemented by structured interview training provided to managers.
●
Making certain that our commitment to equal hiring and promotion opportunities is substantiated with equal pay for equal work, by conducting an annual internal pay equity analysis to identify any weaknesses.

Data Protection and Security

We proactively identify, monitor, and manage data security risks in order to prevent breaches or material vulnerabilities. We provide employee training at onboarding and on an annual basis to enhance our security, and we deploy third-party penetration tests and use adaptive behavioral algorithms as well as malware signatures to monitor anomalous behavior.

Ethics and Compliance

Our board of directors has adopted a Code of Conduct available on our website at https://ir.quantumscape.com/governance/ governance-documents. It serves as a guide, and we expect those it covers to use good judgment and adhere to the high ethical standards to which we are committed. Our Code of Conduct is designed to deter wrongdoing and promote fair and accurate financial reporting, compliance with applicable laws, rules and regulations, prompt internal reporting of violations of the Code of Conduct and any of our policies and procedures, honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest, and a culture of honesty and accountability.

We also have a Global Anti-Bribery and Anti-Corruption Policy (“Anti-Corruption Policy”) dedicated to fostering and maintaining the highest ethical standards in each jurisdiction in which we conduct business. We have a zero-tolerance policy and therefore all forms of bribery and corruption regardless of whether they involve a public official or a private person are prohibited. Our Anti-Corruption Policy complements our Code of Conduct in guiding employees and other Company representatives in understanding concepts and activities that are prohibited by anti-bribery and anti-corruption laws.

Both our Code of Conduct and our Anti-Corruption Policy are applicable to all of our officers, directors and employees, as well as our consultants, agents, contractors, business partners and any other third-party representatives acting on our behalf. We encourage the report of potential or suspected violations to our compliance officer or via our whistleblower hotline and also prohibit any form of retaliation against good-faith reports.

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RELATED PERSON TRANSACTIONS

The following is a description of each transaction in effect since January 1, 2024, and each currently proposed transaction and certain other transactions, in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Registration Rights

The original QuantumScape Corporation, now named QuantumScape Battery, Inc. (“Legacy QuantumScape”) was founded in 2010. On November 25, 2020, Legacy QuantumScape consummated a business combination (the “Business Combination”) with Kensington Capital Acquisition Corp., a special purpose acquisition company (“Kensington”), whereby Legacy QuantumScape became a wholly owned subsidiary of Kensington, and Kensington changed its name to QuantumScape Corporation.

Effective as of the closing of the Business Combination, Kensington, Kensington Capital Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and certain stockholders of Legacy QuantumScape (the “New Holders” and, collectively with the Sponsor, the “Holders”) entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”) on September 2, 2020. Pursuant to the terms of the Registration Rights and Lock-Up Agreement, we filed a registration statement to register the resale of certain shares of common stock held by the Holders after the Business Combination and subject to certain conditions, we are separately required at all times to maintain an effective registration statement for the benefit of the Holders.

Indemnification of Directors and Officers; Exculpation

Our Certificate of Incorporation limits our directors’ liability for money damages to the fullest extent permitted under the DGCL. The DGCL permits a certificate of incorporation provision to provide that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

•
for any transaction from which the director derives an improper personal benefit;
•
for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
for certain unlawful payments of dividends or redemptions or repurchases of shares; or
•
for any breach of a director’s duty of loyalty.

The DGCL and our Bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement of reasonable expenses (including attorneys’ fees) in advance of the final disposition of the proceeding, subject to an undertaking by or on behalf of such person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under our Bylaws or the DGCL. Pursuant to an amendment to our Amended and Restated Certificate of Incorporation, which was approved by stockholders at our 2024 annual meeting and filed with the Secretary of State of the State of Delaware in June 2024, certain of our officers benefit from exculpation from liability for specific circumstances to the fullest extent permitted under the DGCL. If the DGCL is later amended to authorize further elimination or limitation of the liability of an officer, then the liability of our officers will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements provide our directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director, executive officer, employee or agent of any other company or enterprise to which the person provides services at our request.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and our Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against our directors and officers pursuant to these indemnification provisions.

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Commercial Agreements with Volkswagen

Collaboration Agreement and IP License Agreement

On July 5, 2024, we entered into a Collaboration Agreement (the “Collaboration Agreement”) with PowerCo SE (“PowerCo,” and together with us, the “Parties”), a battery cell company wholly owned by VGA, with the goal of industrializing the solid-state lithium-metal battery technology we intend to use in our first planned product—the QSE-5 (the “QSE-5 Technology”).

Under the Collaboration Agreement, the parties will collaborate to enable PowerCo to manufacture battery cells incorporating the QSE-5 Technology, including establishing a joint scale-up team to facilitate technology transfer into a target battery cell design defined by PowerCo, co-develop production processes, and carry out other related activities. The parties will jointly own any new intellectual property jointly developed and relating to automotive battery cells or the industrialization thereof (but excluding background intellectual property of each party, which shall continue to be owned by such party, and any developed intellectual property relating to our separator technology, which shall be owned exclusively by us).

Subject to the completion of certain technical milestones, the parties have agreed to enter into a license agreement (the “IP License Agreement”). The IP License Agreement provides that we will grant PowerCo a non-exclusive, limited, royalty-bearing license to use the QSE-5 Technology for the purpose of manufacturing and selling batteries for automotive applications at one or more PowerCo facilities for a maximum total annual capacity of up to 40 GWh, and expandable by an additional 40 GWh of annual capacity. As part of the license arrangement, PowerCo will pre-pay us an initial royalty fee of $130,000,000, against which any future royalties due will be credited. The initial royalty is subject to a time-based diminishing clawback if the IP License Agreement is terminated early by PowerCo under certain conditions.

Amended Letter Agreement on Board Designation Rights

On July 5, 2024,we entered into a letter agreement (the “Amended Letter Agreement”) with VGA that amended and superseded the previously disclosed letter agreement dated December 7, 2020 between us and VGA. Pursuant to the Amended Letter Agreement, VGA will continue to have the right to designate up to two directors to our board of directors (each, a “VW Director”) notwithstanding the termination of the JV Agreement discussed below. Such designation rights will continue to be subject to termination upon certain other circumstances. The Amended Letter Agreement also outlines the VW Directors’ rights to attend meetings of our board and certain committees thereof to receive materials provided to other board members, subject to recusals and exclusions under circumstances relating to potential conflicts of interest.

Termination of the Joint Venture Agreement

The entry into the Collaboration Agreement with PowerCo superseded and terminated the joint venture arrangement under the Amended and Restated Joint Venture Agreement, dated May 14, 2020 (together with the ancillary agreements thereunder, the “JV Agreement”), by and among us, Volkswagen Group of America (“VWGoA”), VGA, and QSV Operations LLC, the joint venture entity between us and VGA (the “JV Entity”, and together with us, VWGoA and VGA, the “JV Parties”).

VGA Letter Agreement on Earmarked Funds

On September 2, 2020, Kensington, us and VGA entered into a letter agreement pursuant to which, subject to the terms of such letter agreement, we agreed to reserve a certain portion of the proceeds from our Series F Preferred Stock financing (as described below) and the capital obtained through the Business Combination (including any concurrent “PIPE” financing) in a separate account to fund our future contributions to the JV Entity. The parties agreed that the amount to be held in the separate account was $134 million as of the date of the letter agreement. On November 21, 2022, the parties amended the letter agreement to allow QuantumScape to invest the earmarked funds in short-term U.S. Treasuries of one year or less.

In connection with the signing of the Collaboration Agreement, on July 5, 2024, the JV Parties entered into a Joint Venture Termination and Release Agreement to, among other things, terminate the JV Agreement, dissolve the JV Entity, and remove earmark restrictions on $134 million of funds previously reserved by QuantumScape for future contribution to the JV Entity.

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Other Transactions

In fiscal year 2024, Prof. Dr. Fritz Prinz, a member of our board of directors, received cash compensation of approximately $216,000 and 34,663 RSUs with an aggregate grant-date fair value of $207,285 in exchange for certain technical consulting and advisory services apart from his board service. The aggregate grant-date fair value of Prof. Dr. Prinz's equity compensation is computed in accordance with the FASB ASC Topic 718. See Note 2 to the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the grant-date fair value of our equity awards.

On February 14, 2022, we entered into a Material Recycling Agreement with Redwood Materials, Inc. (“Redwood”) to jointly develop methods for Redwood to handle and process our non-hazardous waste materials. This agreement does not involve the exchange of any cash consideration and is intended as a collaboration to explore the feasibility for a future commercial agreement on mutually agreed upon price and volume terms. JB Straubel, a member of our board of directors, is the Chief Executive Officer and on the board of directors of Redwood. Dipender Saluja, a member of our board of directors, is also on the board of directors of Redwood.

Related Person Transaction Policy

Our audit committee has the primary responsibility for reviewing and approving, ratifying, or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our board of directors has adopted a formal written policy setting forth the guidelines under which a related person transaction must be reviewed and approved or ratified by the audit committee. In reviewing any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee in connection with the review of such transactions but does not contain specific standards for approval of such transactions. In specific circumstances, the chair of the audit committee may approve a related person transaction in accordance with our policy and report such approval to the audit committee at its next regularly scheduled meeting.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2025 annual meeting of stockholders of QuantumScape Corporation and any postponements, adjournments or continuations thereof.

The annual meeting will be held on June 4, 2025, at 9:00 a.m., Pacific Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/QS2025, where you will be able to listen to the meeting live and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report (together, the “Proxy Materials”), is first being sent or given on or about April 24, 2025, to all stockholders of record as of April 10, 2025. The Proxy Materials can be accessed as of April 24, 2025, by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the Proxy Materials in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the Proxy Materials are set forth in the Notice of Internet Availability.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the annual meeting:

•
Proposal 1: the election of the 10 directors named in this proxy statement to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified;
•
Proposal 2: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
Proposal 3: the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the annual meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
Proposal 1: “FOR” the election of each director nominee named in this proxy statement;
•
Proposal 2: “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
Proposal 3: “FOR” the approval of our named executive officers compensation pursuant to a non-binding advisory vote.

Who is entitled to vote at the annual meeting?

Holders of our Class A and Class B common stock as of the close of business on April 10, 2025, the record date for the annual meeting, may vote at the annual meeting. As of the record date, there were 515,685,016 shares of our Class A common stock outstanding and 43,241,267 shares of our Class B common stock outstanding.

How many votes do I have? Each share of Class A common stock outstanding as of the record date is entitled to one vote on each matter properly brought before the annual meeting and each share of Class B common stock outstanding as of the record date is entitled to 10 votes on each matter properly brought before the annual meeting. Our Class A common stock and Class B common stock, collectively referred to in this proxy statement as our common stock, will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors.

2025 Proxy Statement	66

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Beneficial holders who did not receive a 16-digit control number from their broker, bank or other nominee, who wish to attend the meeting should follow the instructions from their broker, bank or other nominee, including any requirement to obtain a legal proxy. Throughout this proxy statement, we refer to these beneficial holders as “street name stockholders.”

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Directors are elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the 10 nominees named in this proxy statement receiving the highest number of affirmative FOR votes at the annual meeting will be elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the subject matter. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.
•
Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the subject matter. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this vote is advisory only, it will not be binding on us, our compensation committee or our board of directors. However, we value our stockholders’ input and will take the vote into consideration when evaluating executive compensation decisions.

Do the Company’s directors and officers have an interest in any of the matters to be acted upon at the annual meeting?

Members of our board of directors have an interest in Proposal 1, the election to the board of directors of the 10 director nominees named in this proxy statement, as each of the nominees is currently a member of the board of directors. Members of the board of directors and our executive officers do not have any interest in Proposal 2, the ratification of the appointment of our independent registered public accounting firm. Certain of our directors and executive officers are named executive officers, and thus may have an interest in Proposal 3, the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our amended and restated bylaws (“Bylaws”) and Delaware law. The presence, in person (including virtually) or by proxy, of holders of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the annual meeting. Abstentions, withhold votes and broker non-votes are counted as present for purposes of

2025 Proxy Statement	67

determining a quorum. The chairperson of the meeting may adjourn the meeting to another time or place, whether or not a quorum is present.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 3, 2025 (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-800-690-6903, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 3, 2025 (have your Notice of Internet Availability or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed Proxy Materials), which must be received prior to the annual meeting in the prepaid envelope provided; or
•
by attending the annual meeting virtually by visiting www.virtualshareholdermeeting.com/QS2025, where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder and did not receive a 16-digit control number from your broker, bank or other nominee for you to vote your own shares, then you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions, including any requirement to obtain a legal proxy, in order to instruct them on how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

As discussed above, if you are a street name stockholder who did not receive a 16-digit control number, then you may not vote your shares at the annual meeting unless you follow the voting instructions from your broker, bank or other nominee and obtain any legal proxy they may require.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted as recommended by our board of directors:

•
Proposal 1: “FOR” the election of each director nominee named in this proxy statement;
•
Proposal 2: “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
Proposal 3: “FOR” the approval of our named executive officers compensation pursuant to a non-binding advisory vote.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals.

Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later-dated proxy card, which must be received prior to the annual meeting;

2025 Proxy Statement	68

•
delivering a written notice of revocation to our corporate secretary at QuantumScape Corporation, 1730 Technology Drive, San Jose, California 95110, Attention: Corporate Secretary, which must be received prior to the annual meeting; or
•
attending and voting at the virtual annual meeting (although attendance at the virtual annual meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the virtual annual meeting?

This year’s annual meeting will be a completely virtual meeting of stockholders. We will be hosting the annual meeting via live audio webcast only. You will be able to attend the annual meeting virtually and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/QS2025. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability or your proxy card, as applicable. The annual meeting audio webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

How can I ask questions for the annual meeting?

You will be able to submit questions until 9:00 a.m., Pacific Time on June 3, 2025 at www.quantumscape.com/2025agm for the question and answer session that will immediately follow the formal portion of the annual meeting.

How can I get help if I have trouble checking in or listening to the annual meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please refer to the virtual meeting log-in page at www.virtualshareholdermeeting.com/QS2025.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Michael McCarthy, our Chief Legal Officer and Head of Corporate Development, and Kevin Hettrich, our Chief Financial Officer, and each of them, with full power of substitution and re-substitution, have been designated as proxy holders for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. or its designee will tabulate the votes.

How can I contact QuantumScape’s transfer agent?

You may contact our transfer agent Continental Stock Transfer & Trust Company, by telephone at 1-800-509-5586 (toll-free) or 1-212-509-4000 (toll and international), or by writing to Continental Stock Transfer & Trust Company, at Attention: Customer Service, 1 State Street, 30th Floor, New York, NY 10004-1561. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the Proxy Materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the Proxy Materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional

2025 Proxy Statement	69

compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the annual meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of Proxy Materials?

In accordance with the rules of the SEC, we have elected to furnish our Proxy Materials, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the Proxy Materials. The Notice of Internet Availability contains instructions on how to access our Proxy Materials on the Internet, how to vote on the proposals, how to request printed copies of the Proxy Materials, and how to request to receive all future Proxy Materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the Proxy Materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed Proxy Materials?

If you receive more than one Notice of Internet Availability or more than one set of printed Proxy Materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed Proxy Materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability. How may I obtain an additional copy of the Notice of Internet Availability?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the Proxy Materials, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, the Proxy Materials, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive separate copies of the Notice of Internet Availability and, if applicable, the Proxy Materials in the future, or, if you are receiving multiple copies, to request that we only send a single copy of the Notice of Internet Availability and, if applicable, the Proxy Materials to your household, you may contact us at ir@quantumscape.com or as follows:

QuantumScape Corporation

Attention: Investor Relations

1730 Technology Drive,

San Jose, California 95110

Tel: (408) 452-2000

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

2025 Proxy Statement	70

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2026 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 25, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

QuantumScape Corporation

Attention: Corporate Secretary

1730 Technology Drive

San Jose, California 95110

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal at an annual meeting, but do not seek to include the proposal in our proxy statement. In order to be properly brought before our 2026 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in the Bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Pacific time, on February 4, 2026, and
•
no later than 5:00 p.m., Pacific time, on March 6, 2026.

In the event that the date our 2026 annual meeting is changed by more than 25 days of the one-year anniversary of this year’s annual meeting, then, to be timely, such written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of our 2026 annual meeting, and
•
no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the day of our 2026 annual meeting or, if the first public announcement of the date of our 2026 annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of our 2026 annual meeting is first made by us.

In addition to satisfying the requirements of our Bylaws, pursuant to Rule 14a-19 promulgated under the Exchange Act, if you intend to solicit proxies in support of director nominees other than our nominees, then we must receive notice providing the information required by Rule 14a-19 postmarked no later than April 5, 2026. However, if the date of our 2026 annual meeting is more than 30 days before or more than 30 days after June 4, 2026, then we must receive your notice by the close of business on the later of the sixtieth (60th) day prior to such meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal or nomination at an annual meeting of stockholders does not appear in person (or by a qualified representative) to present his, her or its proposal or nomination at such annual meeting, then we are not required to present the proposal or nomination for a vote at such annual meeting.

Availability of Bylaws

A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Under Section 16 of the Exchange Act, our directors, executive officers and any persons holding more than 10% of our common stock are required to report initial ownership of our common stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and we are required to disclose any failure to file required ownership reports by these dates. Based solely upon a review of forms filed with the SEC and the written representations of such persons, we are aware of no late Section 16(a) filings other than one transaction reported late on one late Form 4 filing in April 2024 for Prof. Dr. Prinz due to an administrative error.

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2024 Annual Report

Our financial statements for our fiscal year ended December 31, 2024, are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our Proxy Materials are posted on our website at ir.quatumscape.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to QuantumScape Corporation, 1730 Technology Drive, San Jose, California 95110, Attention: Investor Relations; or by electronic mail to ir@quantumscape.com.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

San Jose, California

April 24, 2025

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SCAN TO
VIEW MATERIALS & VOTE

QUANTUMSCAPE CORPORATION
1730 TECHNOLOGY DRIVE
SAN JOSE, CA 95110

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time June 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/QS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time June 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65578-P26850

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUANTUMSCAPE CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect ten (10) directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brad Buss
02) Jeneanne Hanley
03) Dr. Gena Lovett
04) Dr. Günther Mendl
05) Prof. Dr. Fritz Prinz
06) Dipender Saluja
07) Sebastian Schebera
08) Dennis Segers
09) Dr. Siva Sivaram
10) JB Straubel

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
3. To approve, on a non-binding advisory basis, the compensation of the named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V65579-P26850

QUANTUMSCAPE CORPORATION
Annual Meeting of Stockholders
June 4, 2025 9:00 AM, PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael McCarthy and Kevin Hettrich, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A and Class B Common Stock of QUANTUMSCAPE CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PDT on June 4, 2025, at www.virtualshareholdermeeting.com/QS2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side